UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM D



                          NOTICE OF SALE OF SECURITIES              SEC USE ONLY
                            PURSUANT TO REGULATION D,             Prefix  Serial
                              SECTION 4(6), AND/OR                 DATE RECEIVED
                       UNIFORM LIMITED OFFERING EXEMPTION



Name of Offering (check if this is an amendment and name has changed, and indicate change.)
               Private  Placement  Memorandum
--------------------------------------------------------------------------------



Filing  Under  (Check  box(es)  that
apply):     [X  ]  Rule 504     [  ] Rule 505     [  ] Rule 506     [  ] Section
                   --------          --------          --------
4(6)     [  ]  ULOE

Type  of  Filing:  [  X  ]  New  Filing     [   ]  Amendment


================================================================================
                          A. BASIC IDENTIFICATION DATA
================================================================================

1.  Enter  the  information  requested  about  the  issuer

Name  of  Issuer  (check  if  this  is  an  amendment  and name has changed, and indicate  change.)  UNITED  CASINO  CORPORATION
--------------------------------------------------------------------------------

Address  of Executive Offices (Number and Street, City, State, Zip Code)
                                      Telephone  Number  (Including  Area  Code)
17612  JORDAN  AVE.,  #1A,  IRVINE,  CA  92612           (949)559-6950
--------------------------------------------------------------------------------

Address  of Principal Business Operations   (Number and Street, City, State, Zip
Code)                                 Telephone  Number  (Including  Area  Code)
                                       (if  different  from  Executive  Offices)
--------------------------------------------------------------------------------

Brief  Description  of  Business
     SOFTWARE  DEVELOPMENT & SOFTWARE LICENSE & SALES
--------------------------------------------------------------------------------

Type  of  Business  Organization
[  X]  corporation       [   ]  limited  partnership, already formed
                                                 [   ] other  (please  specify):
[   ]  business  trust   [   ]  limited  partnership,  to  be  formed

                                                                Month      Year
Actual  or  Estimated Date of Incorporation or Organization:     [ 1 ]     [52]
                                                [  X]  Actual    [  ]  Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State:
            CN  for Canada; FN  for  other  foreign  jurisdiction)  [ N ]  [ V ]


GENERAL  INSTRUCTIONS

FEDERAL:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies  Required: Five (5) copies of this notice must be filed with the SEC, one
                  ---------------
of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures.
Information  Required:  A  new  filing  must  contain all information requested.
Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing  Fee:  There  is  no  federal  filing  fee.

STATE:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed.


================================================================================
                          A. BASIC IDENTIFICATION DATA
================================================================================

2.  Enter  the  information  requested  for  the  following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
-     Each  general  and  managing  partner  of  partnership  issuers.


                                                  General  and/or
Check  Box(es)  that  Apply:           [  ]  Promoter     [  ]  Beneficial Owner
   [  X]  Executive  Officer           [ X]  Director     [  ]  General and/or
                                                                Managing Partner


Full  Name  (Last  name  first,  if  individual)    ANDERSON,  IAN  JAMES
--------------------------------------------------------------------------------


Business or Residence Address (Number and Street, City, State, Zip Code) 17612 JORDAN AVE., #1A, IRVINE, CA 92612
--------------------------------------------------------------------------------




Check  Box(es)  that  Apply:           [  ]  Promoter     [  ]  Beneficial Owner
   [  ]  Executive  Officer            [ X]  Director     [  ]  General and/or
                                                                Managing Partner


Full  Name  (Last  name  first,  if  individual)    TATE,  GARY
--------------------------------------------------------------------------------


Business or Residence Address (Number and Street, City, State, Zip Code) 17612 JORDAN AVE, #1A, IRVINE, CA 92612
--------------------------------------------------------------------------------




Check  Box(es)  that  Apply:           [  ]  Promoter     [ X]  Beneficial Owner
   [  ]  Executive  Officer            [ X]  Director     [  ]  General  and/or
                                                                Managing Partner


Full  Name  (Last  name  first,  if  individual)  WRIGHT,  NORMAN  WILLIAM
--------------------------------------------------------------------------------


Business or Residence Address (Number and Street, City, State, Zip Code) 17612 JORDAN AVE, #1A, IRVINE, CA 92612
--------------------------------------------------------------------------------



Check  Box(es)  that  Apply:           [  ]  Promoter     [ X]  Beneficial Owner
   [  ]  Executive  Officer            [  ]  Director     [  ]  General  and/or
                                                                Managing Partner


Full  Name  (Last  name  first,  if  individual)   BFI,  LTD.
--------------------------------------------------------------------------------


Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)
c/o  TRUSTNET(COOK  ISLANDS),  CIDB  BUILDING,  AVARUA,  RAROTONGA, COOK ISLANDS
--------------------------------------------------------------------------------



Check  Box(es)  that  Apply:           [  ]  Promoter     [  ]  Beneficial Owner
   [  ]  Executive  Officer            [  ]  Director     [  ]  General  and/or
                                                                Managing Partner


Full  Name  (Last  name  first,  if  individual)


Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)



Check  Box(es)  that  Apply:           [  ]  Promoter     [  ]  Beneficial Owner
   [  ]  Executive  Officer            [  ]  Director     [  ]  General  and/or
                                                                Managing Partner

Full  Name  (Last  name  first,  if  individual)


Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)



Check  Box(es)  that  Apply:           [  ]  promoter     [  ]  Beneficial Owner
   [  ]  Executive  Officer            [  ]  Director     [  ]  General  and/or
                                                                Managing Partner


Full  Name  (Last  name  first,  if  individual)


Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)


       (USE BLANK SHEET, OR COPY AND USE ADDITIONAL COPIES OF THIS SHEET, AS
                                   NECESSARY.)


================================================================================

                          B. INFORMATION ABOUT OFFERING
================================================================================


1.  Has the issuer sold, or does the issuer intend to sell,
to non-accredited investors  in  this  offering?    [  X  ]  YES     [     ]  NO

            Answer also in Appendix, Column 2, if filing under ULOE.

2.  What  is  the minimum investment that
will be accepted from any individual?                                 $_5,000.00
                                                                        --------

3. Does the offering permit joint ownership
of a single unit?                                          [  X  ]  YES   []  NO

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.


--------------------------------------------------------------------------------
Full  Name  (Last  name  first,  if  individual)
              SEBO,  JOSEPH  M.

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
     c/o DONALD J. STACKLEIN, ESQ. 1850 EAST FLAMINGO ROAD, SUITE 111,
                                   LAS VEGAS, NV 89119


--------------------------------------------------------------------------------
Name  of  Associated  Broker  or  Dealer


States  in  Which  Person  Listed Has Solicited or Intends to Solicit Purchasers
(Check  "All  States"  or  check  individual  States)       [     ]  All States

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[FL]     [GA]     [HI]     [ID]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MI]     [MN]     [MS]     [MO]
[MT]     [NE]    X[NV]X    [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[OH]     [OK]     [OR]     [PA]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]
[WV]     [WI]     [WY]     [PR]


Full  Name  (Last  name  first,  if  individual)


Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)

Name  of  Associated  Broker  or  Dealer


States  in  Which  Person  Listed Has Solicited or Intends to Solicit Purchasers
(Check  "All  States"  or  check  individual  States)       [     ]  All States

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[FL]     [GA]     [HI]     [ID]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MI]     [MN]     [MS]     [MO]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[OH]     [OK]     [OR]     [PA]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]
[WV]     [WI]     [WY]     [PR]


Full  Name  (Last  name  first,  if  individual)


Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)


Name  of  Associated  Broker  or  Dealer


States  in  Which  Person  Listed Has Solicited or Intends to Solicit Purchasers
(Check  "All  States"  or  check  individual  States)       [     ]  All States

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[FL]     [GA]     [HI]     [ID]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MI]     [MN]     [MS]     [MO]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[OH]     [OK]     [OR]     [PA]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]
[WV]     [WI]     [WY]     [PR]


       (USE BLANK SHEET, OR COPY AND USE ADDITIONAL COPIES OF THIS SHEET, AS
                                   NECESSARY.)



      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS


1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

                                                    Aggregate     Amount Already
     Type  of  Security                          Offering  Price     Sold
     Debt                                        $____________     $____________
     Equity                                      $  150,000.00     $  150,000.00
                                                    ----------        ----------
                    [  x  ] Common       [     ] Preferred
     Convertible Securities (including warrants) $_____________    $____________
     Partnership  Interests                      $_____________    $____________
     Other  (Specify______________________).     $_____________    $____________
       Total                                     $   150,000.00    $  150,000.00
                                                  -------------     ------------
       Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have
                               --------
purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."
                                                                  Aggregate
                                                  Number          Dollar  Amount
                                                  Investors       of  Purchases
      Accredited  Investors                            0          $
                                                  ---------        -------------
      Non-accredited  Investors                        4            $ 150,000.00
                                                  ----------          ----------
        Total (for filings under Rule 504 only)        4          $   150,000.00
                                                 ----------           ----------
            Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

                                                                  Dollar  Amount
                                                Type of offering       Sold
       Type  of  Security
        Rule  505                               ______________     $______0_____
        Regulation  A                           ______________     $______0_____
        Rule  504                               ______________     $______0_____
          Total                                 ______________     $______0_____


4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

      Transfer  Agent's  Fees                                      $____________
      Printing  and  Engraving  Costs                     [  ]     $____________
      Legal  Fees                                         [  ]     $  15,000.00
                                                                       ---------
      Accounting  Fees                                    [  ]     $____________
      Engineering  Fees                                   [  ]     $____________
      Sales Commissions (specify finders' fees separately)[  ]     $   3,000.00
                                                                        --------
      Other Expenses (identify) _____________________     [  ]     $____________
          Total                                           [  ]     $   18,000.00
                                                                       ---------

b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds to the issuer."
                                                                $----132,000.00-

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                 Payments  to
                                                 Officers,          Payments
                                                 Directors, &       To
                                                 Affiliates         Others
        Salaries  and  fees                [  ]  $  5,000       [  ]  $
                                                  ---------             --------
        Purchase  of  real  estate         [  ]  $_________     [  ]  $_________
        Purchase,  rental  or  leasing  and
        installation  of  machinery and
        equipment                          [  ]  $              [  ]  $  10,000
                                                  ---------             --------
        Construction  or leasing of plant
        buildings and facilities           [  ]  $_________     [  ]  $_________
        Acquisition of other businesses
        (including the value of securities
        involved in this offering that may
        be used in exchange for the assets
        or securities of another issuer
        pursuant to a merger)              [  ]  $_________     [  ]  $_________
        Repayment of indebtedness          [  ]  $_________     [  ]  $_________
        Working capital                    [  ]  $              [  ]  $  27,000
                                                   --------            ---------
        Other  (specify): Software
                      consulting costs     [  ]  $              [  ]  $  70,000
                                                  ----------            --------
        _____________________________________     ___________           ________
                         Marketing costs   [  ]  $              [  ]  $  20,000
                                                  -----------           --------
        Column  Totals                     [  ]  $   5,000      [  ]  $ 127,000
                                                  -----------          ---------
        Total Payments Listed (column
           Totals added)                              [  ] $  132,000
                                                               -------


================================================================================
                              D. FEDERAL SIGNATURE
================================================================================


The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

================================================================================

Issuer  (Print  or  Type)                 Signature                      Date
   UNITED  CASINO  CORPORATION            s/Ian James. Anderson          3/13/00
================================================================================
Name  of  Signer  (Print  or  Type)         Title  of  Signer  (Print  or  Type)
   IAN  JAMES  ANDERSON                     DIRECTOR  &  SECRETARY
================================================================================

                                    ATTENTION
    INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL
                        VIOLATIONS. (SEE 18 U.S.C. 1001.)

DEAN HELLER                    STATE OF NEVADA                  CHARLES K. MOORE
Secretary of State                                      Securities Administrator

DONALD J REIS                  THE GREAT SEAL                  SCOTT W. ANDERSON
Chief Deputy Secretary            OF THE                        Deputy Secretary
of State                         STATE OF              for Commercial Recordings
                                  NEVADA
                                                          PAMELA BISSELL CROWELL
                                                                Deputy Secretary
                                                                   FOR Elections

                               OFFICE  OF  THE
                            SECRETASRY  OF  STATE

                          NOTICE  OF  EFFECTIVENESS


TO:  Donald  J.  Stoeckleinn                            DATE:  02/17/00
     1850  FLAMING  RD.,  STE.  111                FILE  NUMBER:  0
     LAS  VEGAS,  NV  89119                         FILE  DATE:  01/18/00

ISSUER  UNITED  CASION  CORPORATION

please be advised that the registration statement of the above referenced issuer became effective in Nevada on 02/07/00.

Such registration does not constitute a finding by the administrator that any document filed under this Chapter 9 of the Nevada Revised Statues is true, complete and/or not misleading. Further, the administrator has not passed upon the merits or qualifications of or recommended or given approval to, any person, security, or transaction. Any representation to the contrary is a violation of NRS 90.610 and is subject to criminal and/or civil penalties.

The Securities Division requests a copy of the final prospectus when available together with any post-effective amendment required by Nevada securities laws and/or regulation. effectiveness of this registration statement expires one (1) year from the date of effectiveness in Nevada unless terminated at an earlier date.

This notice is applicable only to the securities involved in this offering. Broker-dealer and/or agents must be approved independently.

Additional  comments:

Please  address  any  inquiries  to  this  office,  at  (702)  486-2440.

Yours  truly,

s/  Robert  L.  Bevill  Her

EDWIN  J.  APENBRINK
Director  of  Registration  and  Licensing


         MAIN  OFFICE:                                     SECURITIES  DIVISION:
    101 n. Carson Street                                555 E. Washington Avenue
         Suite  3                                               Suite  5200
Carson City, Nevada 89701-4786                           Las Vegas, Nevada 89101
   Telephone (775) 684-5708                             Telephone (702) 486-2440
     Fax (775) 684-5725                                       Fax (702) 486-2462


SECURITIES SATELLITE OFFICE:                        CORPORATE SATELLLITE OFFICE:
     1105  Terminal  Way                                555 E. Washington Avenue
           Suite  211                                           Suite  2900
   Reno,  Nevada  80502                                  Las Vegas, Nevada 89101
Telephone  (775)  688-1855                              Telephone  (702)486-8880
   Fax  (775)  688-1858                                     Fax  (702)  486-2889

                            UNITED CASINO CORPORATION

                      INFORMATION AND DISCLOSURE STATEMENT

The information contained in this Information and Disclosure Statement has been compiled to fulfill the disclosure requirements of Section 90.490 "Registration by Qualification", promulgated by the Nevada Revised Statutes "NRS". The enumerated items and captions contained herein correspond to the subsections as set forth in NRS 90.490.

THE  EXACT  NAME  OF  ISSUER  AND  ITS  PREDECESSOR:  [2  (a)  1]
----------------------------------------------------

The  exact  name  of  the  issuer  is:  UNITED  CASINO  CORPORATION
The  exact  name  of  the  predecessor  is:  BLUE  JACKET  MINING  CO.
Address:  C/O  Mr.  Donald  J.  Stoecklein
          Attorney  at  Law
          1850  East  Flamingo  Road,  Suite  111
          Las  Vegas,  Nevada,  89119

ISSUERS  STATE  OF  INCORPORATION:  [2  (a)  2]
----------------------------------

The issuer was organized under the corporate laws of the State of Nevada on January 28, 1952

CHARACTER  OF  ISSUERS  BUSINESS:  [2  (a)  3]
---------------------------------

The Company is a development stage company providing consulting and advice in the area of; management and software, concept and creation for software and internet sites, software development, software testing, marketing and promotion of software, customer internet sites and products, for the entertainment and financial services industries. The current focus is in the global telecommunications segment of the entertainment and financial services industries particularly as applied to the worldwide web (Internet) service and support.

DISCRIPTION  OF  PHYSICAL  PROPERTY  AND  EQUIPMENT:  [2  (a)  4]
----------------------------------------------------

Company is a consultant for the development of intellectual property in the area of internet software with most work contracted out. Physical property is limited to leased office space located at 17612 Jordan Avenue, Suite 1A, Irvine, California, 92612. Equipment is limited to basic office furniture, computers, telephones, and fax machines.

GENERAL  COMPETITIVE  CONDITIONS  IN  THE  INDUSTRY:  [2  (a)  5]

The Internet is growing rapidly both in its customer base (over 100,000,000 users currently) and in the number of groups pursuing the business opportunities created for this large and growing base of customers. Many of these competitors have substantially greater experience, resources and managerial capabilities than the Company. Accordingly the Company may not be able to achieve profitability and there can be no assurances that the Company will succeed at all, in that event the investors could lose their total investment.

OFFICERS  AND  DIRECTORS:  [2  (b,c)]
-------------------------

Norman  Wright---President,  Treasurer,  Director
     20  Mapleburn  Drive,  Calgary,  Alberta,  Canada  T2J1Y4

Mr. Wright has over twenty years experience in business consulting. During this period he was also employed by the Transportation Department of Greyhound Lines of Canada. He graduated from Brigham Young University with a Bachelor of Science Degree in Business.
     Amount  of  securities  held  within  30  days  of  registration:
          8,000  shares  (post  split)  Common  Stock  United Casino Corporation
     Subscribed  amount  for  this  registration:
          None
     Material Transactions with issuer for past 3 years or proposed in connection with this offering:
          None
     Compensation:
          $2,000 per month starting in July, 1999 and continuing for as long as he serves president, treasurer, and director

Ian  Anderson---Vice-President,  Director
     7372  Nootka  St.,  Powell  River,  British  Columbia,  Canada,V8A1K4

Mr. Anderson has worked for the last five years as a consultant in computer applications. During this period he also attended North College in Campbell River, British Columbia, and Comosun College in Victoria, British Columbia.

     Amount  of  Securities  held  within  30  days  of  registration:
          None
     Subscribed  amount  for  this  registration:
          None
     Material transactions with the issuer for past 3 years or proposed in connection with offering:
          None
     Compensation:
          None

Gary  W.  Tate---Director
     1034  East  50  South,  Orem,  Utah  84057

Mr. Tate has had 20 years of experience in managing a major real estate business in Provo, Utah. Prior to that he worked for several years as the Supervisor of Safety and Personnel for Greyhound Lines of Canada. He has also worked in the social service industry. He graduated from Brigham Young University with a Bachelor of Arts degree in sociology. He did post graduate work at Brigham Young University and the University of Utah, as well as attending Northwestern University.

     Amount  of  securities  held  within  30  days  of  registration:
          5,000  shares  (post  split) Common Stock of United Casino Corporation
     Subscribed  Amount  for  this  Registration:
          None
     Material Transactions with issuer for past 3 years or proposed in connection with offering:
          None
     Compensation:
          Directors fees starting in July,1999 and continuing as long as he serves as director of $500 per month.

10  PERCENT  OR  MORE  OWNERS:  [2  (d)]
------------------------------

          Name:          Malt  Ltd.
          Address:       C/o  Clarkes  P.C.
                         Avarua,  Rarotonga
                         Cook  Islands-  Attn:  B.  J.  Gibson

     Amount  of  securities  held  within  30  days  of  filing:
          600,000  shares  of   United  Casino  Corporation  Common  Stock
          (par value $0.001) CUSIP #90980E 20 3 (post split) Restricted (pursuant to Rule 144)
          Effective  date:  June  20,1999
          Percentage  of  Common  stock  held:     60.17%  pre  offering
                                                   20.20%  after  offering

     Amount  subscribed  to  by  this  registration  statement:
          None
     Material  transactions  with  issuer  in  the  past  3  years and proposed:
          Are  hereby  attached  as  Exhibit  #11

PROMOTER:  [2  (e)]
---------
None

NON  ISSUER  DISTRIBUTIONS:  [2  (f)]
---------------------------

None

CAPITALIZATION  AND  LONG  TERM  DEBT:  [2  (g)]
--------------------------------------

Authorized  Common  Stock  $0.001  par  value  --  50,000,000  shares.
     Current Issued and Outstanding after November 2, 1999 reverse split 997,066 shares.

     Performa  (After  Offering):
     To  be  Issued  and  Outstanding  after  the  Offering -- 2,997,066 shares.

     Authorized Preferred Stock $0.001 par value -- 20,000,000 shares none issued, none outstanding or to be issued in connection with this Offering.

THE  OFFERING:  [2  (h)]
--------------

Kind  and  amount:
     2,000,000 shares of the Common Stock of United Casino Corporation post November 2, 1999 reverse split $0.001 (par value).
Price  or  method  of  computation:
     Offered  at  $0.075  (  7  1/2  cents)  per  share.
Discounts  and  Commissions:
     No discounts or commissions are being paid. Company will pay a placement fee.
Dilution  :
     Net tangible book value will be used to determine the dilution since the Company's stock is very thinly traded.

     Price  to  Investor                      $0.075  per  share
     Net  Proceeds  to  Company               $0.066  per  share
     Net  Tangible  Book  Value               $0.056  per  share

Before  the  Offering
     Shares  Outstanding                     997,066
     Net  Tangible  Book  Value              $55,923

After  the  Offering
     Shares  Outstanding                   2,997,066
     Net  Tangible  Book  Value             $187,923
     Net  Dilution  to  New  Shareholders     $0.0123  per  share
     Percent  Dilution  to  New  Shareholders   16.4%

USE  OF  PROCEEDS:  [2  (i)]
------------------

The Company intends to use the funds for consulting with software creators and programmers, computer and telecommunications costs, and apply any excess to operating expenses in relation to the development of software.

Maximum  amount  of  gross  proceeds:           $150,000
     Priority  order  of  use  of  funds:
          Legal  Fees                            $15,000
          Placement  Agent  Fees                $  3,000
                                                --------
          Total  Net  Proceeds                  $132,000

Use  of  net  Proceeds
          Software  Costs                        $70,000
          Marketing                              $10,000
          Computer  and  Telecommunications      $32,000
          Other  Operating  Expenses             $20,000
                                                 -------
                                                $132,000

OUTSTANDING  OPTIONS:  [2  (j)]
---------------------

None

MATERIAL  CONTRACTS  PAST  TWO  YEARS:  [2  (k)]
--------------------------------------

The issuer has entered into a revenue sharing agreement hereby attached as Exhibit #11

PENDING  LITIGATION:  [2  (l)]
--------------------

None

SALES  LITERATURE:  [2  (m)]
------------------

Issue of 2,000,000 shares of the Common Stock of United Casino Corporation 0.001 par value offered at $0.075 (71/2 cents) is to be is to be offered by Private Placement Memorandum through Placement Agent only. Private Placement Memorandum is attached as Exhibit #4


                  The rest of this PAGE is intentionally blank

ADDITIONAL  DOCUMENTATION:  [2  (n)]
--------------------------

Specimen  of  Security  is  hereby  attached  as  Exhibit  #5

Articles  of  Incorporation  are  attached  as  Exhibit  #  6

Bylaws  and  amendments  are  hereby  attached  as  Exhibit  #  7

No  indenture  is  in  effect  or  created  by  this  offering.

OPINION  OF  COUNSEL:  [2  (o)]
---------------------

Opinion  of  Counsel  is  hereby  attached  as  Exhibit  #10

ISSUER'S  MOST  RECENT  FINANCIAL  STATEMENT:  [2  (p)]
---------------------------------------------

The issuer's most recent financial statement for the nine months ended September 30, 1999 are hereby attached as Exhibit #1

ISSUER'S  AUDITED FINANCIAL STATEMENTS FOR THE THREE PRECEEDING FISCAL YEARS: [2
-----------------------------------------------------------------------------
(q)]

The issuer's financial statements for the fiscal years ended December 31, 1998, 1997, and 1996, are hereby attached as Exhibits #2 and #3


                  The rest of this PAGE is intentionally blank

                                LIST OF EXHIBITS

Exhibit #1     Unaudited Financial Statement for the nine month Period Ending
               09-30-99

Exhibit #2     Consolidated  Audited Financial Statement for the prior two years ending 12-31-98

Exhibit #3     Consolidated  Audited Financial Statement for the prior two years ending 12-31-97

Exhibit #4     Private Placement Memorandum

Exhibit #5     Specimen of Security

Exhibit #6     Articles of Incorporation

Exhibit #7     Bylaws with Amendments

Exhibit #8     Statement  of  Securities Issued within the past (24) twenty-four months

Exhibit #9     Director's authorization of offering

Exhibit #10    Opinion of Counsel

Exhibit #11    Material Contract - Revenue Sharing Agreement with Marl Ltd.

Exhibit #12    Documentation  evidencing  completion  of reverse split of common stock

Exhibit #1


                            UNITED CASINO CORPORATION
                         UNAUDITED FINANCIAL STATEMENTS
                 FOR NINE MONTH PERIOD ENDING SEPTEMBER 30, 1999

                            UNITED CASINO CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                             UNAUDITED BALANCE SHEET
                   NINE MONTH PERIOD ENDING SEPTEMBER 30, 1999

                                     ASSETS
                                                                         9/30/99
CURRENT  ASSETS                                                  ---------------
   Cash                                                            $      48,152
   Other  Receivable                                                       1,132
                                                                 ---------------
       Total  Current  Assets                                             49,914

PROPERTY  AND  EQUIPMENT
   Fixed  Assets                                                           5,980
                                                                 ---------------
       Total  Property  and Equipment                                      5,980

OTHER  ASSETS
   Investment  in  Revenue  Sharing  Agreement                            30,000
                                                                 ---------------
       Total  Assets                                               $      85,923
                                                                       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT  LIABILITIES
   Accounts  payable                                               $
                                                                ----------------
         Total  Current  Liabilities                                         0

STOCKHOLDERS'  EQUITY
   Common stock $0.001 par value (50,000,000
      shares authorized - 997,066 shares
      issued and outstanding).                                            49,853
   Additional  Paid-in  Capital.                                         222,274
   Retained  Deficit  -  accumulated
      during  Development  Stage.                                      (186,204)
                                                                ----------------
          Total  Stockholders'  Equity                                    85,923

      Total  Liabilities  and Stockholders' Equity                    $   85,923
                                                                       =========

                            UNITED CASINO CORPORATION
                        (A Development Stage Enterprise)
                     Un-Audited Statement Of Income  (Loss)
               For The Nine Month Period Ended September 30th,1999


                                                                         9/30/99
REVENUES
   Sale  of  stock  holdings  in  Netbet  Inc.                           117,852
                                                                 ---------------
Total  Revenues                                                          117,852

EXPENSES

   Outside  Consulting  Services                                          67,000
   General  and  Administrative                                            6,954
                                                                 ---------------
        Total  Expenses                                                   73,954


        Net  Income  (Loss)                                          $    43,898
                                                                       =========



See  Accompanying  Notes

                            UNITED CASINO CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
             UNAUDITED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 For the nine month period ending Sept. 30, 1999

                                Common      Paid-in       Retained        Total
                                Stock       Capital       Earnings       Equity
                            -----------   ----------     ----------  ----------
Balance,  12/31/98           $   15,353  $   906,800     $(230,102)  $  692,051
                               ========     ========       =======      =======
Issuance  of  Stock              34,500                                  34,500
Distribution  to  Stockholders
  of  Majority  Investment  in
  Netbet  Inc.  and  sale  by
  Corporation  of  Remaining
  Investment  in  Netbet  Inc.              (684,526)                  (684,526)

Net  Income                                                 43,898       43,898
                               --------     --------       -------      -------
Balance  09/30/99            $   49,853  $   222,274      (186,204)      85,923
                               ========    =========       =======      =======



See  Accompanying  Notes

                            United Casino Corporation
                        (A Development Stage Enterprise)
                     Notes to Unaudited Financial Statement
                    9 Month Period Ending September 30, 1999



1.  ORGANIZATION

United Casino Corporation (Formerly Blue Jacket Mining Co.) (the "Company") was formed in 1952.
United Development Corporation was formed in 1992 and renamed United Casino Corporation in 1994, prior to merging with Blue Jacket Mining Co. in December 1994, United Development Corporation was formed to develop projects in Casino/entertainment/recreational facilities. In 1995, the Company formed a new subsidiary named UCC-Netco to develop projects utilizing the Internet. In April 1996, UCC-Netco merged with Alexander Wolfe, Inc., a publicly traded Nevada Corporation, through a reverse merger, and the name of the resulting company was changed to Netbet, Inc. In June of 1999 the Company distributed the majority of its holdings in Netbet Inc. directly to the Company Stockholders on a prorate basis of their stockholdings in the Company. The Company sold the balance of its holdings in Netbet Pursuant to Rule 144 in July of 1999. The Company is currently pursuing its objectives directly through its own operations and through a Revenue Sharing Agreement for an Internet e-commerce server with Malt Ltd. made in June of 1999.


2.  PROVISION  FOR  INCOME  TAXES

Due to the various write-offs of projects to paid-in capital, the Company has no accounting taxable income which would require a tax provision. Because of the uncertainty as to the timing of the realization of tax benefit from these losses, no tax credit is being claimed at this time.


3.  SUBSEQUENT  EVENT

The Company effected a reverse split of its common stock $0.001 par value on November 2, 1999 on the basis of one share of common stock $0.001 par value (identified by its new CUSIP number) for each 50 shares of issued and outstanding common stock $0.001 par value (identified by its CUSIP number). The authorized capitalization of the Company remained unchanged.

Exhibit #2

                   UNITED CASINO CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

                                      WITH

                                    REPORT OF
                        CERTIFIED  PUBLIC  ACCOUNTANT

                            WILLIAM E. COSTELLO, CPA
                       16055 VENTURA BOULEVARD, SUITE 1212
                            ENCINO, CALIFORNIA 91436

                          INDEPENDENT AUDITOR'S REPORT




Board  of  Directors
United  Casino  Corporation

I have audited the accompanying balance sheets of United Casino Corporation and Subsidiaries as of December 31, 1998, and December 31, 1997, and the related statements of income (loss), changes in stockholder' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

As explained in Note 2, the realization of various receivables and investments is dependent upon Casinos of the South Pacific conducting profitable operations. Casinos of the South Pacific is an early stage company and therefore ahs insufficient history from which to base a determination as to the likelihood of its future profitability.

In my opinion, except for the effects of such adjustments, if any, regarding the receivables referred to in the previous paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of United Casino Corporation and Subsidiaries as of December 31, 1998 and December 31, 1997 and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.



William  E.  Costello
---------------------
William  E.  Costello,  CPA

March  8,  1999


                      UNITED CASINO CORPORATION
                 (FORMERLY  BLUE  JACKET  MINING  CO.)
                  (A  Development  Stage  Enterprise)
                    CONSOLIDATED  BALANCE  SHEET
                   December  31,  1997,  and  1998

                                   ASSETS
                                   ------


                                                 12/31/1997                   12/31/1998
                                               ---------------  --------------------------------------
CURRENT ASSETS
   Cash                                        $        6,255   $                                 679
   Other Receivable                                                                             1,132
                                                -------------                           -------------
Total Current Assets                                    6,255                                   1,811

PROPERTY AND EQUIPMENT
   Fixed Assets (Net of depreciation of
      $8,285 and $11,785).                             10,346                                   5,714
                                                -------------                           -------------
      Total Property and Equipment                     10,346                                   5,714

OTHER ASSETS
   Investment in Netbet, Inc. (Notes 2 and 3)         823,089                                 713,407
   Organization costs (Net of amortization
      of  $1,121 and $1,190)                               69
                                                -------------                           -------------
      Total Assets                             $      839,759   $                             720,932
                                                 ============                            ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                    --------------------------------------

CURRENT LIABILITIES
   Accounts payable (Note 1)                   $                $
                                                -------------                           -------------
      Total current Liabilities


STOCKHOLDERS' EQUITY
   Common Stock                                        15,293                                  15,353
   Additional Paid-in Capital                         899,361                                 906,800
   Retained Deficit - accumulated during
      Development Stage                               (74,895)                               (201,221)
                                                -------------                           -------------
   Total Stockholders' Equity                         839,759                                 720,932
                                                -------------                           -------------
      Total Liabilities and
              Stockholders' Equity             $      839,759   $                             720,932
                                                 ============                            ============



See Accompanying Notes

                                       54



         UNITED  CASINO  CORPORATION
     (FORMERLY  BLUE  JACKET  MINING  CO.)
      (A  Development  Stage  Enterprise)
     CONSOLIDATED  STATEMENT  OF  INCOME
For  the  Years ended December 31, 1997, and 1998
                      and
     Inception  through  December  31,  1998


                                                                  Inception thru

                                       12/31/1997     12/31/1998      12/31/98
REVENUES                               -----------    -----------    ----------
   Consulting Fees                    $              $              $   544,894
   Interest Income                                                        3,764
                                        ----------     ----------    ----------
      Total Revenues                                                    548,658

EXPENSES

   General and Administrative               89,312         13,075       595,109

   Depreciation and Amortization             3,738          3,569        36,520
                                        ----------     ----------    ----------
      Total Expenses                        93,050         16,644       631,629

   Income (Loss) from activities of
      NetBet, Inc. (See Note 2and 3)        (5,677)      (109,682)     (118,250)
                                        ----------     ----------    ----------
Net Income (Loss)                         ($98,727)     ($126,326)    ($201,221)
                                       ===========    ===========    ==========



See Accompanying Notes

                                       55




                  UNITED  CASINO  CORPORATION
              (FORMERLY  BLUE  JACKET  MINING  CO.)
              (A  Development  Stage  Enterprise)
  CONSOLIDATED  STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY
         For  the  Years  ended  December  31,  1997  and  1998


                          Common      Paid-in     Retained       Total
                           Stock      Capital     Earnings      Equity
                        ----------   ---------    ---------    ---------
Balance, 12/31/96       $    15,113  $  838,290  $   23,832   $  877,235

Issuance of Stock               180      61,071                   61,251

Net Income                                          (98,727)     (98,727)
                          ---------   ---------   ---------    ---------

Balance 12/31/97        $    15,293  $  899,361    ($74,895)  $  839,759

Issuance of Stock                60       7,439                    7,499

Net Loss                                           (126,326)    (126,326)
                          ---------   ---------   ---------    ---------

Balance. 12/31/98       $    15,353  $  906,800   ($201,221)  $  720,932
                          =========    ========   =========    =========


See Accompanying Notes



                          UNITED  CASINO  CORPORATION
                      (FORMERLY  BLUE  JACKET  MINING  CO.)
                      (A  Development  Stage  Enterprise)
                     CONSOLIDATED  STATEMENT  OF  CASH  FLOWS
               For  the  Years  ended  December  31,  1997,  and  1998
                   and  Inception  through  December  31,  1998


                                                                           Inception thru

                                                  12/31/1997    12/31/1998    12/31/1998
OPERATING ACTIVITIES                              ----------    ----------    ----------
--------------------
Net Loss                                          ($98,727)     ($126,326)    ($201,321)
Adjustments to reconcile Net Loss to Cash
      provided (used) by operating activities:
   Depreciation and Amortization                       3,738         3,569        12,975
   Changes in operating assets and liabilities:
   Decrease (increase) in other Receivable            80,000        (1,132)       (1,132)
   Decrease (increase) in Option/Revenue
                       Share                         300,000
Increase (decrease) in Accounts Payable             (288,410)
                                                  ----------    ----------    ----------
Net cash provided by Operating Activities             (3,399)     (123,889)     (189,378)

INVESTMENT ACTIVAITIES
----------------------
   Decrease (increase) in Property and
                       Equipment                                     1,132       (17,499)
  Decrease (increase) in Organization Costs              516                      (1,190)
   Decrease (increase) in Investment in NetBet      (129,406)      109,682      (713,407)
                                                  ----------    ----------    ----------
Net cash (used) by Investment activities            (128,890)      110,814      (732,096)

FINANCING ACTIVITIES
---------------------------------
      increase (decrease) in Common Stock             61,251         7,499       922,153
                                                   ---------     ---------    ----------
Net cash provided by Financing Activities             61,251         7,499       922,153
                                                   ---------     ---------    ----------
Increase (decrease) in Cash                          (71,038)       (5,576)          679

Cash at Beginning of Period                           77,293         6,255             0
                                                   ---------     ---------    ----------
Cash at End of Period                            $     6,255   $       679   $       679
                                                   =========     =========       =======



See Accompany Notes


                            UNITED CASINO CORPORATION
                        (A Development Stage Enterprise)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1998


1.  ORGANIZATION
----------------

     United Casino Corporation (Formerly Blue Jacket Mining Co.) (referred to herein as the "Company", or "UCC") was formed in 1952

     United Development Corporation was formed in 1992 and renamed United Casino Corporation in 1994, prior to merging with Blue Jacket Mining Co. United
Development Corporation was formed to acquire and hold interest in casino/entertainment recreational facilities. In 1995, the Company formed anew Canadian Subsidiary, United Resorts, Ltd., which name was changed to UCC-Netco in December, 1995. UCC-Netco was formed to pursue investment activities utilizing the Internet. UCC received 1,200,000 shares of UCC-Netco, (100% of the outstanding shares) and transferred its investment in an Internet project in exchange for an additional 1,800,000 shares of UCC-Netco. In December, 1995, approximately nine percent (9%) of the shares in UCC-Netco were issued to various investors for approximately $88,000 in capital. In April, 1996, UCC-Netco merged with Alexander Wolfe, Inc., a publicly traded Nevada corporation, through a reverse merger, and the name of the resulting company was changed to Netbet, Inc. Following the merger the Company held a 32%interest in Netbet, Inc. In August, 1995, the Company formed a new subsidiary corporation, Internet Consultants, Inc., ("Internet") which was inactive until September, 1996. In January, 1997, Internet became a wholly owned subsidiary of Torrey Pines Nevada, Inc. ("Torrey Pines") a publicly traded Nevada Corporation, of which, at December 31, 1997, the Company held a 31% interest. In January, 1998, Torrey Pines merged with Netbet, Inc. As of December 31, 1998, the Company held approximately 26% of the combined entity. The Company is currently pursuing its objectives directly through its own operations and through its affiliate, Netbet, Inc.

2.  RECEIVABLE  FROM  AFFILIATE
-------------------------------

     At December 31, 1998, the Company had advanced a total of $160,937 to its controlled company, Netbet, Inc. (Netbet), which was utilized by Netbet to partially fulfill its obligations to Casinos of the South Pacific under an agreement whereby Netbet is to receive 80% of the net revenues from the operation of an Internet Gaming site operated by Casinos of the South Pacific in its facility in the Cook Islands. Through an agreement with Netbet, the Company has an option to convert this note to common restricted shares of Netbet at a price of $0.125/share. The company could otherwise expect to receive reimbursement of these funds from Netbet through revenues received by Netbet from Casinos of the south Pacific, and/or from funds raised by Netbet from planned equity offerings in calendar year 1999.

3.  INVESTMENT  IN  NETBET,  INC.
-------------------- ------------

     At the formation of Netbet, the Company transferred a loan receivable from Casinos of the South Pacific in exchange for stock of Netbet (see Note 1). This, along with the interest of Torrey Pines acquired by Netbet, represents the Company's retained 26% interest at December 31, 1998, in Netbet.


4.   PROVISION  FOR  INCOME  TAXES
------------------------------------------------

     Due to the various write-offs of projects to paid-in capital, the Company has no accounting taxable income which would require a tax provision. Because of the uncertainty as to the timing of the realization of tax benefits from these losses, no tax credit is being claimed at this time.

Exhibit #3


                   UNITED CASINO CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

                                      WITH

                                    REPORT OF
                           CERTIFIED PUBLIC ACCOUNTANT

                            WILLIAM E. COSTELLO, CPA
                       16055 VENTURA BOULEVARD, SUITE 1212
                            ENCINO, CALIFORNIA 91436

                          INDEPENDENT AUDITOR'S REPORT




Board  of  Directors
United  Casino  Corporation

I have audited the accompanying balance sheets of United Casino Corporation and Subsidiaries as of December 31, 1997, and December 31, 1996, and the related statements of income (loss), changes in stockholder' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

As explained in Note 2, the realization of various receivables and investments is dependent upon Casinos of the South Pacific conducting profitable operations. Casinos of the South Pacific is an early stage company and therefore ahs insufficient history from which to base a determination as to the likelihood of its future profitability.

In my opinion, except for the effects of such adjustments, if any, regarding the receivables referred to in the previous paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of United Casino Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996 and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.



William  E.  Costello
---------------------
William  E.  Costello,  CPA

March  12,  1998


                      UNITED CASINO CORPORATION
                 (FORMERLY  BLUE  JACKET  MINING  CO.)
                  (A  Development  Stage  Enterprise)
                    CONSOLIDATED  BALANCE  SHEET
                   December  31,  1996,  and  1997

                              ASSETS
                              ------


                                                 12/31/1996      12/31/1997
                                              --------------  ---------------
CURRENT ASSETS
   Cash                                        $       77,293  $        6,255
   Other Receivable                                    80,000
                                                -------------   -------------
Total Current Assets                                    6,255           6,255

PROPERTY AND EQUIPMENT
   Fixed Assets (Net of depreciation of
      $4,785 and $8,285).                              13,846          10,346
                                                -------------   -------------
      Total Property and Equipment                     13,846          10,346

OTHER ASSETS
   Option and Revenues sharing (Note 4)               300,000
   Investment in Netbet, Inc. (Notes 2 and 3)         693,683         823,089
   Organization costs (Net of amortization
      of  $1,012 and $1,121)                              823              69
                                                -------------   -------------
      Total Assets                             $    1,165,645  $      839,759
                                                 ============    ============



CURRENT LIABILITIES
   Accounts payable (Note 1)                   $      288,410  $
                                                -------------   -------------
      Total current Liabilities                       288,410


STOCKHOLDERS' EQUITY
   Common Stock                                        15,113          15,293
   Additional Paid-in Capital                         838,290         899,361
   Retained Deficit - accumulated during
      Development Stage                                23,832         (74,895)
                                                -------------   -------------
   Total Stockholders' Equity                         877,235         839,759
                                                -------------   -------------
      Total Liabilities and
              Stockholders' Equity             $    1,165,645  $      839,759
                                                 ============    ============



See Accompanying Notes

                                       62




         UNITED  CASINO  CORPORATION
     (FORMERLY  BLUE  JACKET  MINING  CO.)
      (A  Development  Stage  Enterprise)
     CONSOLIDATED  STATEMENT  OF  INCOME
For  the  Years ended December 31, 1996, and 1997
                     and
     Inception  through  December  31,  1997


                                                                  Inception thru
                                       12/31/1996     12/31/1997      12/31/97
REVENUES                               -----------    -----------    ----------
   Consulting Fees                    $    146,893   $              $   544,894
   Interest Income                                                        3,764
                                        ----------     ----------    ----------
      Total Revenues                       146,893                      548,658

EXPENSES

   General and Administrative               26,045         89,312       582,034

   Depreciation and Amortization             3,671          3,738        32,951
                                        ----------     ----------    ----------
      Total Expenses                        29,716         93,050       614,985

   Income (Loss) from activities of
      NetBet, Inc. (See Note 2and 3)        (2,891)        (5,677)       (8,568)
                                        ----------     ----------    ----------
Net Income (Loss)                     $    114,286       ($98,727)     ($74,895)
                                       ===========    ===========    ==========


See Accompanying Notes


                                       63




                  UNITED  CASINO  CORPORATION
              (FORMERLY  BLUE  JACKET  MINING  CO.)
              (A  Development  Stage  Enterprise)
  CONSOLIDATED  STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY
         For  the  Years  ended  December  31,  1996  and  1997



                           Common          Paid-in         Retained          Total
                            Stock          Capital         Earnings         Equity
                         ----------       ---------        ---------       ---------
Balance, 12/31/95        $    12,591  $      5,830,789       ($90,454)  $    5,752,926

Issuance of Stock              2,522           218,086                         220,608

Write-off of Project
        (Note 5)                            (5,210,585)                     (5,210,585)

Net Income                                                    114,286          114,286
                           ---------   ---------------    -----------    -------------

Balance 12/31/96         $    15,113  $        838,290   $     23,832   $      877,235

Issuance of Stock                180            61,071                          61,251

Net Loss                                                      (98,727)         (98,727)
                           ---------         ---------      ---------        ---------

Balance. 12/31/97        $    15,293  $        899,361       ($74,895)  $      839,759
                           =========          ========      =========        =========


See Accompanying Notes

                                       64




                          UNITED  CASINO  CORPORATION
                      (FORMERLY  BLUE  JACKET  MINING  CO.)
                      (A  Development  Stage  Enterprise)
                     CONSOLIDATED  STATEMENT  OF  CASH  FLOWS
               For  the  Years  ended  December  31,  1996,  and  1997



                                                                           Inception thru

                                                  12/31/1996    12/31/1997    12/31/1997
OPERATING ACTIVITIES                              ----------    ----------    ----------
----------------------------------
Net Loss                                         $   114,286      ($98,727)     ($74,895)
Adjustments to reconcile Net Loss to Cash
      provided (used) by operating activities:
   Depreciation and Amortization                       3,671         3,738         9,406
   Changes in operating assets and liabilities:
   Decrease (increase) in other Receivable           (77,000)       80,000
   Decrease (increase) in Option/Revenue
                       Share                        (300,000)      300,000
   Increase (decrease) in Notes Receivable          (600,063)      600,063
   Increase (decrease) in Accounts Payable           238,854      (288,410)
                                                  ----------    ----------    ----------
Net cash provided by Operating Activities            579,874        (3,399)      (65,489)

INVESTMENT ACTIVAITIES
--------------------------------------
   Decrease (increase) in Property and
                       Equipment                      (1,757)                    (18,631)
  Decrease (increase) in Organization Costs             (646)          516        (1,190)
   Decrease (increase) in Investment in NetBet       (36,724)     (129,406)     (823,089)
                                                  ----------    ----------    ----------
Net cash (used) by Investment activities            (739,127)     (128,890)     (842,910)

FINANCING ACTIVITIES
---------------------------------
      increase (decrease) in Common Stock            220,608        61,251       914,654
                                                   ---------     ---------    ----------
Net cash provided by Financing Activities            220,608        61,251       914,654
                                                   ---------     ---------    ----------
Increase (decrease) in Cash                           61,355       (71,038)        6,255

Cash at Beginning of Period                           15,938        77,293             0
                                                   ---------     ---------    ----------
Cash at End of Period                            $    77,293   $     6,255   $     6,255
                                                   =========     =========       =======



See Accompany Notes

                                       65



                            UNITED CASINO CORPORATION
                        (A Development Stage Enterprise)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1997


1.  ORGANIZATION
----------------

     United Casino Corporation (Formerly Blue Jacket Mining Co.) (referred to herein as the "Company", or "UCC") was formed in 1952

     United Development Corporation was formed in 1992 and renamed United Casino Corporation in 1994, prior to merging with Blue Jacket Mining Co. United
Development Corporation was formed to acquire and hold interest in casino/entertainment recreational facilities. In 1995, the Company formed anew Canadian Subsidiary, United Resorts, Ltd., which name was changed to UCC-Netco in December, 1995. UCC-Netco was formed to pursue investment activities utilizing the Internet. UCC received 1,200,000 shares of UCC-Netco, (100% of the outstanding shares) and transferred its investment in an Internet project in exchange for an additional 1,800,000 shares of UCC-Netco. In December, 1995, approximately nine percent (9%) of the shares in UCC-Netco were issued to various investors for approximately $88,000 in capital. In April, 1996, UCC-Netco merged with Alexander Wolfe, Inc., a publicly traded Nevada corporation, through a reverse merger, and the name of the resulting company was changed to Netbet, Inc. Following the merger the Company formed a new subsidiary corporation, Internet Consultants, Inc., ("Internet") which was inactive until September, 1996. In January, 1997, Internet became a wholly owned subsidiary of Torrey Pines Nevada, Inc. ("Torrey Pines") a publicly traded Nevada Corporation, of which, at December 31, 1997, the Company held a 31% interest. The accounts payable were transferred to Torrey Pines, for which Torrey Pines issued common stock. The Company is currently pursuing its objectives directly through its own operations and through its affiliates, Netbet, Inc. and Torrey Pines.

2.  RECEIVABLE  FROM  AFFILIATE
-------------------------------

     At December 31, 1997, the Company had advanced a total of $160,937 to its controlled company, Netbet, Inc. (Netbet), which was utilized by Netbet to partially fulfill its obligations to Casinos of the South Pacific under an agreement whereby Netbet is to receive 80% of the net revenues from the operation of an Internet Gaming site operated by Casinos of the South Pacific in its facility in the Cook Islands. Through an agreement with Netbet, the Company has an option to convert this note to common restricted shares of Netbet at a price of $0.125/share. The company could otherwise expect to receive reimbursement of these funds from Netbet through revenues received by Netbet from Casinos of the south Pacific, and/or from funds raised by Netbet from planned equity offerings in calendar year 1998.

3.  INVESTMENT  IN  NETBET,  INC.
---------------------------------

     At the formation of Netbet, the Company transferred a loan receivable from Casinos of the South Pacific in exchange for stock of Netbet (see Note 1). This represents the Company's retained 32% interest at December 31, 1997, in Netbet.


4.   OPTION  AND  REVENUE  SHAREING  AGREEMENT
----------------------------------------------

     In September, 1996, Internet Consultants (Internet), a wholly owned subsidiary of UCC has entered into a separate agreement with Casinos of the South Pacific whereby Internet was entitled to receive 80% of the net revenues of an Internet Gaming site (a separate site from the site in Note 2) to be operated by Casinos of the South Pacific. Under the agreement, Internet was to provide $1,000,000 of either cash or consulting services and is obligated to provide ongoing technical support technical services.

     As of December 31, 1996, $300,000 of option payments had been made consisting of cash of $228,107 and services valued at $71,893. As of December 31, 1997, Internet is no longer included in the consolidated statements following the conversion of UCC's interest into shares of Torrey Pines Nevada, Inc. (See Note 1).

5.  INTEREST  IN  PSLP
----------------------

      At the time of formation of the Company a wholly owned subsidiary of the Company held a portion of a limited partnership (PSLP) which managed a casino (Spotlight 29) located on Indian Land in the Palm Springs area, California. In March 1995, the General Partner of PSLP announced that it was withdrawing from the PSLP due to a disagreement with the Indian Tribe. The General partner then in October, 1995, filed for protection under Chapter 11 of the Bankruptcy code, and is currently operating under such protection. The Bankruptcy court approved the General Partner's amended agreement with the Indian Tribe and allowed the Limited Partner to pursue claims against the General Partner as an unsecured creditor. Due to the small amounts available to all unsecured creditors as a group, the Company determined in 1996 not to further pursue such claims and wrote off to additional paid-in capital, all balance sheet amounts related to the PSLP.


6.   PROVISION  FOR  INCOME  TAXES
----------------------------------

     Due to the various write-offs of projects to paid-in capital, the Company has no accounting taxable income which would require a tax provision. Because of the uncertainty as to the timing of the realization of tax benefits from these losses, no tax credit is being claimed at this time.

7.  SUBSEQUENT  EVENTS
----------------------

     On January 14, 1998, Netbet merged with Torrey Pines, with Netbet the surviving entity. The shareholders of Torrey Pines received 1 share of Netbet for each 15 shares of Torrey Pines stock held by shareholders on January 14, 1998. Following the merger, United Casino Corporation held a 32% interest in Netbet.

Exhibit #4

PRIVATE  PLACEMENT  MEMORANDUM

                            UNITED CASINO CORPORATION
             2,000,000 SHARES OF COMMON STOCK OFFERING PRICE $0.075

United Casino Corporation, a Nevada corporation (the "Company"), hereby offers up to 2,000,000 shares of the Company's Common Stock at $0.075 per share in cash. The shares are registered under Nevada Revised Statue Section 90.490. The Offering is exempt from Federal registration pursuant to Regulation D, Rule 504. The offering price has been arbitrarily determined by the Company's Board of Directors. The shares will be offered through a placement agent on a best efforts basis. The Company's common stock has been traded on a very limited basis in the over-the-counter market and quotations are published on the OTC Bulletin Board under the symbol "UCNO" and in the National Quotation, Inc. "pink sheets" under United Casino Corporation. Effective November 2, 1999 the Company's issued and outstanding common stock, par value $0.001,was reverse split on a 50 to 1 basis and therefore until November 22, 1999 the Company's trading symbol will be "UCNOD". After November 22, 1999 the trading symbol will revert back to "UCNO". See "RISK FACTORS; Limited Public Market".

THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE SUBSTANTIAL BOOK VALUE DILUTION. PROSPECTIVE PURCHASERS SHOULD BE PREPARED TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. SEE "3.0 RISK FACTORS" AND "DILUTION".

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM (THE "MEMORANDUM"). ANY REPRESENTATION TO THE
CONTRARY  IS  A  CRIMINAL  OFFENSE.

THESE SECURITIES HAVE BEEN REGISTERED WITH THE ADMINISTRATOR OF THE SECURITIES DIVISION OF THE NEVADA SECRETARY OF STATE BECAUSE SUCH SECURITIES ARE BELIEVED TO BE SUBJECT TO REGISTRATION PURSUANT TO THE REQUIREMENTS OF NRS 90.490. SUCH REGISTRATION DOES NOT CONSTITUTE NOR IMPLY RECOMMENDATION OR ENDORSEMENT BY THE DIVISION, WHICH DOES NOT PASS UPON THE MERITS OF THE SECURITIES OR THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            PRICE  TO       PLACEMENT  AGENT    PROCEEDS  TO
                            PUBLIC          FEE  (1)            THE COMPANY  (2)
PER  SHARE                   $0.075                           $0.075
TOTAL  MAXIMUM             $150,000.00       $3,000.00          $147,000.00
MINIMUM  INVESTMENT          $5,000.00

Issuer:  United  Casino  Corporation,  17612 Jordan Avenue #1A, Irvine, CA 92612
     (1) The Common Shares will be offered by a registered placement agent directly to the public without payment of commissions.
     (2) The proceeds from this offering will be used for software development, marketing and other operating expenses of the Company see "Use of Proceeds").
The offering price for the common shares (the "Offering Price") is not based on earnings or assets of the Company (see "Terms of Offering).

THE  DATE  OF  THIS  MEMORANDUM  IS  NOVEMBER  15,  1999

REGISTERED  PLACEMENT  AGENT
     Joseph  M.  Sebo
     C/O  Donald  J.  Stoecklein,  Esq.
     1850  East  Flamingo  Road,  Suite  111
     Las  Vegas,  Nevada  89119

THE COMPANY'S COMMON SHARES (THE "COMMON SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON A EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THE COMMON SHARES ARE BEING OFFERED UNDER REGULATION D RULE 504 OF THE SECURITIES ACT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS ANY STATE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. NEITHER THE SECRETARY OF THE STATE OF NEVADA AS ADMINISTRATOR OF THE NEVADA SECURITIES ACT NOR ANY OFFICER OF THE STATE OF NEVADA HAS PASSED UPON THE MERITS OF THESE SECURITIES OR UPON THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE OFFERING OF COMMON SHARES IN THE COMPANY. THE INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND IS BEING SUBMITTED TO PROSPECTIVE INVESTORS WITH THE UNDERSTANDING THAT WITHOUT EXPRESS PRIOR WRITTEN AUTHORIZATION. SUCH PERSONS WILL NOT RELEASE IT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OR USE IT FOR ANY PURPOSE OTHER THAN TO EVALUATE A POTENTIAL INVESTMENT.

THIS MEMORANDUM IS SOLELY TO AID IN SUCH EXAMINATION AND NOT TO SERVE AS A BASIS FOR AN INVESTMENT DECISION. THE PRICE OF THE SHARES OFFERED HEREBY BEARS NO RELATION TO THE ASSETS, BOOK VALUE, NET WORTH OR CURRENT MARKET VALUE OF THE STOCK. SEE "3.0 RISK FACTORS" "DILUTION" THE OFFERING PRICE OF THE SHARES WAS DETERMINED ARBITRARILY BY THE MANAGEMENT OF THE COMPANY, AND SHOULD NOT BE CONSIDERED AS AN INDICATION OF THE ACTUAL VALUE OF THE COMPANY. IN DETERMINING THE OFFERING PRICE, MANAGEMENT CONSIDERED, AMONG OTHER THINGS, THE COMPANY'S GROWTH AND PROFIT POTENTIAL, THE AMOUNT OF DILUTION TO INVESTORS IN THIS
OFFERING,  AND  THE  RISK  OF  INVESTING  IN  THE  COMPANY.

ALL OFFEREES AND SUBSCRIBERS WILL BE ASKED TO ACKNOWLEDGE IN THE SUBSCRIPTION AGREEMENT THAT THEY HAVE READ THIS MEMORANDUM CAREFULLY AND THOROUGHLY, THEY WERE GIVEN THE OPPORTUNITY TO OBTAIN ADDITIONAL INFORMATION; AND THEY DID SO TO THEIR SATISFACTION

All offerees and subscribers will have an opportunity to meet with representatives of the company to verify any of the information included herein and to obtain additional information regarding the company. Copies of all documents, contracts, financial statements and other company records will be made available for inspection at any such meeting or during normal business hours upon request to the company.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THE MEMORANDUM AND IF GIVEN OR MADE SUCH INFORMATION OR REPRESENTATION MUST BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS MEMORANDUM DOES NOT CONSTITUTE AND OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES TO ANY PEROSON IN ANY JURISDICTION WHERE IN SUCH OFFER OR SOLICITATION WOULD BE UN LAWFUL. THE PURCHASER SHOULD CONSULT WITH HIS OR HER ATTORNEY AND HIS OR HER PERSONAL INVESTMENT ADVISOR REGARDING THE SECURITIES OFFERED HEREBY AND ARRIVE AT HIS OR HER OWN EVALUATION OF THE INVESTMENT.

All payment for common shares must be made by check, bank draft, or money order. Any portion of the aggregate offering price attributable to cash received in a foreign currency shall be translated into united states currency at a currency exchange rate in effect on or at a reasonable time prior to the date of the sale of the offering of the securities. Make all checks, bank drafts or money orders payable to: United Casino Corporation.

The Common Shares are offered subject to prior sale when, as and if delivered to and accepted by the Company and subject to approval of certain legal matters by counsel and to certain other conditions. The Company reserves the right to withdraw, modify or cancel the Offering without notice and to reject orders in whole or in part.

This offering is made by the Company's Registered Placement Agent.   A placement
agent fee has been paid. See 1.0 Summary "Use of Proceeds" No commissions are anticipated. 2,000,000 Common Shares are being offered at $0.075 each generating maximum gross proceeds to the company of $150.000.

THE SHARES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OF THE SUBSCRIPTIONS BY THE COMPANY AND APPROVAL OF CERTAIN LEGAL MATTERS BY COUNSEL TO THE COMPANY.

THE  COMPANY  HAS  THE  RIGHT,  IN  ITS  SOLE  DISCRETION,  TO  ACCEPT OR REJECT
SUBSCRIPTIONS  IN  WHOLE  OR  IN  PART,  FOR  ANY  REASON  OR  FOR  NO  REASON.

PROSPECTIVE PURCHASERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL ADVICE. BEFORE INVESTING A PROSPECTIVE PURCHASER SHOULD CONSULT WITH HIS OR HER ATTORNEY AND HIS OR HER PERSONAL INVESTMENT ADVISOR REGARDING THE SECURITIES OFFERED HEREBY AND ARRIVE AT HIS OR HER OWN EVALUATION OF THE INVESTMENT.

                                TABLE OF CONTENTS

IMPORTANT  CONSIDERATIONS
-------------------------

1.0  SUMMARY  OF  CONFIDENTIAL  PRIVATE  OFFERING MEMORANDUM 1.0          PAGE 5

     The  Company
     Dilution  Table
     Securities  offered  and  Offering  Price
     Terms  of  Offering
     Plan  of  Distribution
     Method  of  Subscription
     Use  of  Proceeds
     Risk  Factors

2.0  INVESTOR  SUITABILITY                                               PAGE  8

3.0  RISK  FACTORS                                                       PAGE  8
     Limited  Operating  History
     Market  Acceptance  of  Services
     Competition
     Control  by  Existing  Shareholders
     No  Dividends
     No  Commitment  to  Purchase  Shares
     Dilution
     Lack  of  Public  Market
     Arbitrary  Offering  Price
     Government  Regulation
     Additional  Financing  Required
     Shares  Eligible  for  Future  Sale

4.0  BUSINESS                                                           PAGE  11
     History
     Business  and  Operating  Plan
     The  Industry
     Sales  and  Marketing
     Office  Facilities

5.0  LITIGATION                                                         PAGE  12

6.0  MANAGEMENT  AND  PRINCIPAL  STOCK  HOLDERS                         PAGE  14
     Officers  and  Directors
     Executive  Compensation
     Compensation  of  Directors

7.0  DESCRIPTION  OF  SECURITIES                                          PAGE16
     Common  Stock
     Stock  Option  Plan
     Outstanding  Warrants
     Capitalization
     Transfer  Agent

EXHIBIT  A:     SUBSCRIPTION  AGREEMENT

                        SUMMARY OF CONFIDENTIAL OFFERING
                                 MEMORANDUM 1.0

The following is a summary of certain provisions of this confidential Private Offering Memorandum and is not intended to be complete. This Memorandum together with the Exhibits hereto, contains detailed information which is material to potential subscribers. The following summary, therefore, is qualified in its entirety by reference to the full text of this Memorandum and the Exhibits.

THE  COMPANY

The Company is a development stage enterprise providing consulting and advice in the field of; management and software consulting, concept creation for software and internet sites, software development, software testing, marketing and promotion of software and customer internet sites, for the entertainment and financial services industries. The current focus is in the global telecommunications segment of the entertainment and financial services industries particularly as applied to the world wide Internet.

DILUTION  TABLE

Net tangible book value will be used to determine the dilution since the Company's stock is very thinly traded. Net tangible book value is the amount that results from subtracting the total liabilities and intangible assets of an entity from its total assets. Dilution is the difference between the offering price of a security such as the Common Stock and its net tangible book value per share immediately after the Offering, giving the effect to the receipt of net proceeds in the Offering. The following table illustrates the pro forma per share dilution assuming all the shares are sold in the Offering:

PRICE  TO  INVESTOR               $0.075  PER  SHARE
NET  PROCEEDS  TO  COMPANY        $0.066  PER  SHARE     See  1.0  Summary
                                                         "Use  of  Proceeds"
NET  TANGIBLE  BOOK  VALUE        $0.056  PER  SHARE     See 7.0 Description of
                                                     Securities "Capitalization"
BEFORE  THE  OFFERING
---------------------

SHARES  OUTSTANDING            997,066
NET  TANGIBLE  BOOK  VALUE     $55,923     See  7.0  Description  of  Securities
                                           "Capitalization"

AFTER  THE  OFFERING
--------------------

SHARES  OUTSTANDING          2,997,066
NET  TANGIBLE  BOOK  VALUE    $187,923

NET  DILUTION  TO  NEW  SHAREHOLDERS                    $0.0123  PER  SHARE
PERCENT  DILUTION  TO  NEW  SHAREHOLDERS                 16.4%

SECURITIES  OFFERED  AND  OFFERING  PRICE

The Company is offering up to 2,000,000 shares of Common Stock (the "Stock") for a maximum of $150,000 at a purchase price of $0.075 per share. The proceeds from this offering will be used for consulting, computer and telecommunication costs as related to software development and operating expenses of the Company. See
1.0 Summary "Use of Proceeds" The offering is being made through the company's placement agent on a best efforts basis.

TERMS  OF  THE  OFFERING

The securities are being offered for sale until June 15, 2000 pursuant to registration under Nevada Revised Statue ("NRS") 90.490 and an exemption from Federal registration pursuant to Rule 504 under Regulation D of the Securities Act of 1933 (the "ACT") and such other exemptions from registration as may be available. The securities are offered subject to the right of the Company to reject any subscription for one or more of the securities in whole or in part. The purchase price for the securities is payable in good funds immediately available at the time of subscription. Investors funds received from purchase of the securities will be immediately available to the Company for the purpose of working capital.

PLAN  OF  DISTRIBUTION

The Company intends to offer the Stock directly to investors through the company's placement agent. No commission or other form of remuneration will be paid other then the placement agent fee. There is no firm commitment with respect to the sale of the Stock and none is anticipated. Therefore, the Company cannot state how many shares of Stock will be sold.

METHOD  OF  SUBSCRIPTION

To purchase Stock, a subscriber must deliver to the Company: (a) a signed copy of the Subscription Agreement (See Exhibit A); (b) a check, or money order in the amount of the subscription payable to: UNITED CASINO CORPORATION, 17612 Jordan Ave, Suite 1A, Irvine, California, 92612; and (c) a completed and signed copy of the Prospective Purchaser Questionnaire, and if applicable, Purchaser Representative Questionnaire. The Company reserves the right to reject any subscription. By its terms, execution of the subscription documents constitutes an offer to subscribe to the securities, subject to the rights of the Company to reject offers to subscribe in its sole discretion for any reason. Upon acceptance of a subscription agreement by the Company, and receipt of payment in full for the shares by the Company, each subscriber will be issued certificates evidencing the Stock and will be duly identified in the books and records of the Company's Transfer Agent.

USE  OF  PROCEEDS

There is no minimum offering. Assuming the sale of all 2,000,000 Shares offered by the Company there will be net proceeds of $132,000 after deducting $18,000 for offering expenses. The company intends to use the proceeds for costs related to software development and for other operating expenses of the company. The priority for the use of the funds will be first, for the consulting costs related to software development and marketing, and second for computer and leased telecommunications lines then to the other operating expenses of the Company. The table below reflects planned application of the funds

     The following figures reflect the Company's initial use of proceeds assuming all shares are sold.

USE  OF  PROCEEDS:  (1)
     Gross  Proceeds  of  Offering:    $ 150,000
     Legal  Expenses                   $  15,000
     Less  Placement  Agent  Fees      $   3,000
                                      ----------
NET  PROCEEDS  TO  THE  COMPANY         $132,000

USE  OF  NET  PROCEEDS:(2)
     Software  Consulting  Costs       $  70,000
     Marketing                         $  20,000
     Computer and Telecommunications   $  10,000
     Operating  Expenses               $  32,000
                                       ---------
TOTAL  USE  OF  NET  PROCEEDS:          $132,000

Management anticipates expending these funds for the purposes indicated above. To the extent that expenditures are less than projected, the resulting balances will be retained and used for general working capital purposes or allocated according to the discretion of the Board of Directors. Conversely, the extent that such expenditures require the utilization of funds in excess of the amounts anticipated, supplemental amounts of money may be drawn form other sources, including, but not limited to general working capital and/or external financing. See 3.0 Risk Factors "Additional Financing Required" the availability of which, on terms acceptable to the Company if at all, cannot be predicted with certainty at this time. The net proceeds of this offering that are not expended immediately may be deposited in interest or non-interest bearing accounts, or invested in government obligations, certificates of deposit, commercial paper, money market mutual funds or similar investments.

Footnote
(1) Assuming all 2,000,000 shares are sold. See " 3.0 Risk Factors "No Commitment to Purchase Shares."
(2) While the foregoing represents the Company's best estimates of their use, the amounts actually expended for each purpose may vary significantly from the specific allocation of the net proceeds set forth above, depending on numerous factors, including changes in the economic climate for the Company's business operations and the success or lack of success of the Company's planned operations.

RISK  FACTORS

The securities offered hereby involve a high degree of risk. Any investment should be made only after careful consideration of significant risk factors which may affect the Company and it's business See "3.0 Risk Factors"

                            2.0 INVESTOR SUITABILITY

The investment has been registered in the State of Nevada and is available to investors who purchase within the State of Nevada. Purchases from States and U.S Territories other than Nevada may be available subject the laws of that State and delivery of a disclosure statement prior to purchase. Offshore investors as defined under Regulation "S" of the Act may participate in the investment subject to any applicable restrictions under Regulation "S". The investment is also open to any number of accredited investors as defined pursuant to Rule 501 Regulation D and is open to 35 non-accredited investors subject to any applicable restrictions under Regulation "D". An accredited investor as defined pursuant to Rule 501 Regulation D, is any person who has earned more than $200,000 in gross income for the last two years and is likely to earn $200,000 this year ($300,000 ii husband and wife jointly invest); or has a net worth of over $1,000,000. A corporation, trust, estate or partnership that is worth more than $5,000,000 in assets, or is an insurance company, bank, bank trust or bank holding company or any investment company as defined pursuant to the investment Company Act of 1940 are also considered accredited investors pursuant to rule 501 Regulation D.

                                3.0 RISK FACTORS

AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY THOSE PERSONS WHO ARE ABLE TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD. IN ADDITION TO OTHER INFORMATION IN THIS OFFERING. THE FOLLOWING SPECIFIC RISKS, NOT LISTED IN ANY PARTICULAR ORDER OF PRIORITY, SHOULD BE CONSIDERED CAREFULLY BY POTENTIAL INVESTORS IN EVALUATING THE COMPANY, ITS BUSINESS, AND THE SHARES OFFERED HEREBY

LIMITED  OPERATING  HISTORY

While the company was organized in 1952, it has only been in operation since January, 1995 and therefore has limited operating history and limited operating capital. Consequently, prospective subscribers do not have access to the kind of information in assessing a possible investment that would be available to them if the Company were an established operating entity. Subscribers must assume the risk and uncertainty inherent in a new business enterprise. There is no assurance that the Company will operate profitably, be able to repay its obligations or organize or acquire the resources necessary to reach profitable operations if at all.

MARKET  ACCEPTANCE  OF  NEW  SERVICES

The Company's success and growth will mainly depend upon the Company's ability to sell its services and products to existing and future e-commerce Websites on the Internet. The Company competes with many large and small companies that are more established and have more resources than the Company.

COMPETITION

The world wide Internet is a rapidly growing industry with currently over 100 million users. The e-commerce segment of the Internet industry is probably the most rapidly growing.

The competition for Internet business is also large and growing involving groups with substantially more resources than the Company. While the Company intends to concentrate on market niches using proprietary software development and strategic alliances there are no assurances that the Company will be successful in its endeavors or even survive.

CONTROL  BY  EXISTING  SHAREHOLDERS

Upon the closing of this offering, assuming all Shares are sold, principal shareholders of the Company who owned beneficially more than 10% of the Company's outstanding shares prior to this offering will own approximately 20% of the total outstanding common stock, and thus could be in a position to exercise some control on the election of directors and the affairs of the Company. See 6.0 Management and Principal Stockholders "Principal Shareholders"

NO  DIVIDENDS

It is not anticipated that the Company will declare or pay any dividends in the foreseeable future.

NO  COMMITMENT  TO  PURCHASE  SHARES

The Shares are being offered through a placement agent on a "best efforts" basis by the Company through the Company's Registered placement agent. Therefore, no commitment exists by anyone to purchase all or any part of the Shares offered hereby. Consequently, the Company can give no assurance that any Shares will be sold. See 1.0 Summary "Plan of Distribution"

DILUTION

Since the Company's stock is currently very thinly traded in the public market (See "Lack of a Public Market"), the net tangible book value as determined from the Company's unaudited 9 month financial statement for the period ending September 30,1999 has been used to estimate Dilution to new investors See 1.0 Summary "Dilution Table" If all the shares in the offering are sold the percentage dilution from the offering price for new investors would be 16%. The offering price of this Memorandum of $0.075 per share is 38% greater that the net tangible book value of $0.056 per share at September 30, 1999. See 7.0 Description of Securities "capitalization"

LACK  OF  A  PUBLIC  MARKET

The Shares offered hereby are exempt from registration with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933 and Regulation D promulgated there under. The Shares have been registered in the State of Nevada and may be subject to the registration requirements of other States and U.S. Territories. This may effect the transferability of shares to persons who are residents of any state in which the Shares have not been registered unless they are subsequently registered, or there exists an exemption from the applicable state's registration requirements with respect to such sale or transfer. There is currently only a limited public market for the Company's common stock and the existing shares are trade at a very low volume. The company intends to facilitate trading of its common stock by soliciting additional securities brokers to become market makers of the Shares. There can be no assurance, however, that any significant level of public trading will develop and, even if a public trading market does develop, it may not be sustained Thus, an investor may not be able to liquidate his or her investment readily, if at
all.   See  7.0  DESCRIPTION  OF  SECURITIES

ARBITRARY  OFFERING  PRICE

The price of the Shares offered hereby bears no relation to the assets, book value, net worth or current market value of the stock. The offering price of the Shares was determined arbitrarily by the management of the company and should not be considered as an indication of the actual value of the Company. In determining the offering price, management considered, among other things, the company's growth and profit potential, the amount of dilution to investors in this offering, and the risk of investing in the Company. See 1.0 Summary "Dilution"

GOVERNMENT  REGULATION

The Company under an agreement with Malt Limited has secured the rights to accrue 24% of the economic benefits from an e-commerce server being developed in the sovereign domain of the Cook Islands by CSP Limited, a Cook Islands Company. Changes in agreements between CSP and the Government of the Cook Island's over which the Company has little or no control could materially effect the Company's planned operations at least in the short term.

ADDITIONAL  FINANCING  REQUIRED

Even if all of the 2,000,000 Shares offered hereby are sold, the funds available to the Company may not be adequate for it to be competitive in the industry. There is no assurance that additional funds will be available from any source when needed by the Company for expansion; and, if not available, the Company may not be able to expand its operation as rapidly as it could if such financing were available or indeed if additional financing would be available at all. Additional financing could possibly come in the form of debt/preferred or common stock offering or a private placement of common stock. If additional shares were issued to obtain financing, investors in this Offering would suffer a dilutive effect on their percentage of stock ownership in the Company. However, the book value of their shares would be diluted only if additional shares are sold at a price less than that paid by investors in this Offering

SHARES  ELIGIBLE  FOR  FUTURE  SALE

Sales of a substantial number of shares of the Company's common stock in the public market following this offering could adversely affect the market price, if any for the common stock Upon the completion of this offering, the Company will have 2,997,066 shares of common stock outstanding. Of these shares, any shareholder with holdings greater than 10%, or 299,707 common shares may be considered "restricted securities" as defined in SEC Rule 144 In general, under Rule 144 as currently in effect, any person (or persons whose shares are aggregated) who has beneficially owned restricted securities for at least one year is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of the issuer's common stock or the average weekly trading volume during the four calendar weeks preceding such sale, provided that certain public information about the issuer as required by Rule 144 is then available and the seller complies with certain other requirements. Affiliates may sell such shares in compliance with Rule 144, other than the holding period requirement. A person who is not an affiliate, and has not been an affiliate within three months prior to sale, and has beneficially owned the restricted securities for at least one year is entitled to sell such shares under Rule 144 without regard to any of the limitations described above Consequently, the possibility of sales under Rule 144 may have a depressive effect on the price of the Company's common stock in the public market.

                                  4.0 BUSINESS

THE  COMPANY

HISTORY

United Casino Corporation (Formerly Blue Jacket Mining Co.) (the Company) was formed in 1952.
United Development Corporation was formed in 1992 and renamed United Casino Corporation in 1994, prior to merging with Blue Jacket Mining Company. United Development Corporation was formed to develop projects in casino/entertainment/recreational facilities. In 1995 the Company formed a new subsidiary named UCC-Netco which merged with Alexander Wolfe, Inc. a publicly traded Nevada Corporation, through a reverse merger, and the name of the resulting company was changed to Netbet Incorporated. In June of 1999 the Company distributed the majority of its holdings in Netbet Incorporated directly to the Company Stockholders on a prorated basis of their stockholdings in the Company. The Company sold the balance of its holdings in Netbet pursuant to Rule 144 in July of 1999. The Company is currently pursuing its objectives directly through its own operations and through a Revenue Sharing Agreement for an Internet e-commerce server with Malt Ltd. entered into in June of 1999.

BUSINESS  AND  OPERATING  PLAN

The Company is a development stage company providing consulting and advice in the field of; management and software consulting, concept creation for software and internet sites, software development, software testing, marketing and promotion of software and customer internet sites, for the entertainment and financial services industries. The current focus is in the global telecommunications segment of the entertainment and financial services industries particularly as applied to the world wide Internet.

The Company has entered into a Revenue Sharing Agreement dated June 10,1999 with Malt Ltd., a Cook Islands International Company ("Malt") whereby Malt has received 600,000 shares of the Company's restricted stock (post November 2,1999 reverse split) in return for the Company receiving 24% of the Net Revenues of an e-commerce site being developed by CSP Ltd., a Cook Islands international Company ("CSP) in the Cook Islands. In addition Malt is pursuing software sales and product development opportunities for the Company. The Company is currently developing software for the CSP e-commerce site.

The Company's current business plan is to develop and market turnkey e-commerce web sites including computer configurations utilizing existing supplier computers and peripherals, Company proprietary software in development and billing services over the internet together with applicable security and risk avoidance technologies.

No  assurance  can  be given that the Company's business plans will be achieved.

THE  INDUSTRY

The world wide Internet industry is very large and rapidly growing (currently over 100,000,000 customers). All types of businesses operate over the Internet which provides an additional marketing outlet to existing businesses as well as unique opportunities for new businesses. One of the most rapidly growing segments of the Internet is e-commerce (electronic business) business operating over the Internet generally require one or more web sites (computer based sites) to connect through the Internet to potential customers and receive and fill orders as well as perform billing and receivable functions. It is estimated by e-commerce experts that in the United States alone e-commerce will reach $18.1 billion U.S. dollars in 1999, an increase of 132% from 1998. Estimates from research sources such as Bloomberg and Forrester Research, for e-commerce in the year 2003, range from $100 billion to $1 trillion U.S. dollars.
An Internet based e-commerce business can succeed only if it is user friendly, cost effective, reliable, secure, and well marketed to it's potential customers. Logistics support including financial and customer service is also critical. Time is of the essence in communicating to and from the customers and handling all phases of the customers order and supply cycle.
The Company believes that a broad based and profitable market exists for developing proprietary software enabling state-of-the-art computer and telecommunications systems to provide the preceding criteria for a selected group of business in the entertainment and financial services industries. Accordingly, the Company plans to sell and service "turn-key" e-commerce web sites using Company developed proprietary software, state-of-the-art computer technology products and associated peripherals to high profit margin segments of the entertainment and financial services industries.

SALES  AND  MARKETING

The Company is working to establish an international customer base through it's existing revenue sharing agreement and Company proprietary software being developed for a Cook Islands based e-commerce web site. The Company also plans to use the free marketing available through Internet chat sites and later to expand this advertising by using banner ads on Internet search engines

OFFICE  FACILITIES

The Company maintains its current principal executive office at 17612 Jordan Ave., #1A, Irvine, CA 92612.

                                 5.0 LITIGATION

The Company is not a party to, or aware of any pending legal proceeding. The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which a person may be or may have been involved as a party or otherwise by reason of the fact that the person is or was a director or officer of the corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or is or was serving at the request of the corporation as a director, officer or fiduciary of an employee benefit plan of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this article.





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                                       80

                   6.0 MANAGEMENT AND PRINCIPAL STOCK HOLDERS

The following table sets forth certain information regarding the record and beneficial ownership of common and preferred stock of the officers and key personnel of the Company and shareholders owning more that 10% of the Company's issued and outstanding stock.

BEFORE  THE  OFFERING:
Name:                                    Ownership                Percentage
                                     (Common  Shares)
Malt  LTD.                                600,000                   60.17%

Officer  and  Directors:
     Norman  Wright                         8,000                    0.80%
     Ian  Anderson                          None                     0.00%
     Gary  W.  Tate                         5,000                    0.50%
     All  Officers  and  Directors         ------                    -----
     as  a  group  (3  persons)            13,000                    0.85%

AFTER  THE  OFFERING:(1)
Name:                                    Ownership                Percentage
                                     (Common  Shares)
Malt  LTD.                                600,000                   20.20%

Officer  and  Directors:     (2)
     Norman  Wright                         8,000                    0.27%
     Ian  Anderson                           None                    0.00%
     Gary  W.  Tate                         5,000                    0.17%
     All  Officers  and  Directors         ------                   ------
     as  a  group  (3  persons)            13,000                    0.44%

(1)     Totals  after  the  offering  assuming  all  the  shares  are  sold.
(2)  Norman  Wright,  Ian  Anderson and Gary Tate, are directors of the Company.



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                                       81

                             OFFICERS AND DIRECTORS

The names and business experience during the past five years of the Company's directors and officers are as follows:

Mr.  Norman  Wright----President,  Treasurer,  and  Director
Mr. Wright has over twenty years experience in business consulting during that period he also worked for the transportation Department of Greyhound Lines of Canada. He Graduated from Brigham Young University with a Bachelor of Science Degree in Business.

Ian  Anderson---Vice-President,  Secretary,  Director
Mr. Anderson has worked for the last five years as a consultant in computer applications During this period he also attended North College in Campbell River and Comosun College in Victoria, British Columbia

Gary  W.  Tate---Director
Mr. Tate has had 20 years experience in managing a major real estate business in Provo, Utah. Prior to that he worked for several years as the Supervisor of safety and Personnel for Greyhound Lines of Canada. He also worked in the social service industry. He graduated from Brigham Young University with a Bachelor of Arts degree in sociology. He did post graduate work at Brigham Young University and the University of Utah, as well attending Northwestern.

EXECUTIVE  COMPENSATION

No cash compensation, deferred compensation or long-term incentive plan was paid or granted to the Company's executive officers during any of the past three fiscal years or the interim period from the date of the end of the last fiscal year to July 1999.

Mr. Norman Wright, President, Treasurer, Director, currently receives $2,000 per month
Mr. Ian Anderson, Vice-President, Director currently receives $0 per month Mr. Gary W. Tate, Director, currently receives $500 per month

No  deferred  compensation  or  long-term  incentive  plan,  is  in  effect  .

COMPENSATION  OF  DIRECTORS

There are no standard arrangements pursuant to which the Company's directors are compensated for any services provided as director other than a payment to Mr. Tate of 500.00 per month for director's fees. Mr. Norman Wright serves as president, Treasurer, and director and is paid $2000 per month. No additional amounts are payable to the Company's directors for committee participation or special assignments.

There were no arrangements pursuant to which any of the Company's directors was compensated during the Company's last completed fiscal year or the previous two fiscal years for any service provided as director.


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

                          7.0 DESCRIPTION OF SECURITIES

COMMON  STOCK

The Articles of Incorporation of the Company authorize the issuance of up to 50,000,000 shares of Common Stock, par value $0.001 and 20,000,000 shares of Preferred Stock with a par value of $0.001. As of the Date of this Memorandum there are 997,066 shares of Common Stock issued and Outstanding and (0) zero preferred shares. Immediately after the completion of this offering there would be 2,997,066 shares of Common Stock issued and outstanding, assuming all of the Securities are sold in this offering.

Each holder of common stock is entitled to one vote per share on all matters to be voted on by the shareholders, without any right to accumulate their votes. Holders of common stock have no preemptive rights and have no liability for further calls or assessments on their shares. The shares of common stock are not subject to repurchase by the Company or conversion into any other securities. All outstanding shares of common stock are, and those to be outstanding upon completion of the offering, will be fully paid and non-assessable.

Holders of common stock are entitled to receive such dividends as may be declared by the Board of Directors of the Company out of funds legally available, therefore, and upon the liquidation, dissolution or winding up of the Company, are entitled to share ratably in all net assets available for distribution to such holders after satisfaction of all obligations of the Company and the liquidation preference of any outstanding preferred stock.

STOCK  OPTION  PLAN
The Company does have a stock option plan that is in effect but no stock options are currently outstanding or are planned to be issued, created or distributed in connection with this offering.

OUTSTANDING  WARRANTS

The  Company  currently  has  no  outstanding  warrants  to  purchase  stock.

CAPITALIZATION

Authorized  Common  Stock  $0.001  par  value  --  50,000,000  shares.
Current Issued and Outstanding after November 2, 1999 reverse split --997,066 shares.

Authorized Preferred Stock $0.001 par value -- 20,000,000 shares, none issued, none outstanding or to be issued in connection with this offering.

As  of  September  30,  1999:
     Current  Liabilities                             $  0  (None)
     Shareholder  Equity                              $  85,923
     Total  Liabilities  and  Shareholder  Equity     $  85,923

Performa  (After  Offering)
     To  be  issued  and  Outstanding  After  the  Offering -- 2,997,066 shares.

TRANSFER  AGENT
Interstate  Transfer  Company
56  West  400  South,  Suite  220
Salt  Lake  City,  UT  84101
801-  531-7860


                  The rest of this PAGE is intentionally blank

Exhibit #A

                             SUBSCRIPTION AGREEMENT

                            UNITED CASINO CORPORATION

United  Casino  Corporation
17612  Jordan  Ave.  #1A
Irvine,  CA  92612

The undersigned hereby subscribes for Shares, as described in the Private Placement Memorandum dated _______________ (the "Shares"), of United Casino Corporation (the "Company"), at a purchase price of _______________ per share. The undersigned hereby irrevocably agrees to purchase a total of ________________ of the shares (the "Offering").

The undersigned subscriber (sometimes hereafter referred to as the "Subscriber") irrevocably agrees to pay an aggregate of $______________ as a subscription for the Shares being purchased hereunder. The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be paid by check subject to collection, or by wire transfer, made payable to the order of "United Casino Corporation" the Company shall have the right to reject this subscription in whole or in part.

Promptly after having received the executed Subscription Agreement and payment in full for the Shares purchased, the Company will request its transfer agent to issue the securities comprising the Shares subscribed for in the Subscription Agreement.

1.     The  undersigned  represents,  warrants  and  agrees  as  follows:

(a)     This  subscription  agreement  is  and  shall  be  irrevocable.

(b) The subscriber has carefully read this Subscription Agreement, and the accompanying Private Placement Memorandum which the undersigned acknowledges has been provided to him. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering as described in the Private Placement Memorandum and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of same, as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that he has received no representations or warranties from the Company, the agent, or their respective employees or agents in making this investment decisions other than as set forth in the Offering Memorandum.

(c) The subscriber is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the subscriber will realize any gain from this investment, and that the entire investment could be lost. The undersigned acknowledges that he has specifically reviewed the section in the Private Placement Memorandum entitled "Risk Factors."

(d) He understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Shares for investment, or any recommendation or endorsement of this Offering.

(e) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY. If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g. if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned entity has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(f) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual, or its principal business address if a corporation or other entity.

The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in establishing any exemption from the registration requirements.

2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned representation contained in the Subscription Agreement.

3. The Company represents that it is duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada and has all requisite power and authority, and all necessary authorization, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Private Placement Memorandum and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

4. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing signed by the party waiving said right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

5. The parties have not made any representation or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instruments, which alone fully and completely expresses their agreement.

6. This agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing which is signed by all of the parties to this Agreement.

7. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purpose hereof.

8. This Subscription agreement shall be governed by and construed in accordance with laws of the State of Nevada and the undersigned hereby consents to the jurisdiction of the courts of the State of Nevada and/or the United States District Court covering the State of Nevada.

IN WITNESS HEREOF, the undersigned has executed this Subscription agreement on this ___________ day of _________, 1999.

     EXECUTION BY SUBSCRIBER WHO IS A CORPORATION, PARTNERSHIP, TRUST, ETC.


--------------------------------------------------------------------------------
Exact  Name  in  which  Title  is  to  be  Held


--------------------------------------------------------------------------------
Signature


--------------------------------------------------------------------------------
Print  Name


--------------------------------------------------------------------------------
Title  of  Person  Executing  Agreement


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City               State  or  Province               Country               Zip
Code



_________________________________________
Tax  identification  Number







Accepted this ___________ day of _________________, 1999 on behalf of United Casino Corporation, Inc.



By:______________________________

EXECUTION  BY  SUBSCIBER  WHO  IS  A  NATURAL  PERSON




--------------------------------------------------------------------------------
Exact  Name  in  which  Title  is  to  be  held


--------------------------------------------------------------------------------
Signature


--------------------------------------------------------------------------------
Print  Name


--------------------------------------------------------------------------------
Residence:  Number  and  Street


--------------------------------------------------------------------------------
City               State  or  Province          Country               Zip  Code












Accepted  this  _______________ day of _________________________, 1999 on behalf of  United  Casino  Corporation



By:___________________________________

Exhibit # 5  Specimen of Security

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS FO THE STATE FO NEVADA

        NUMBER                                                   SHARES

                                                       CUSIP  NO.90980e  20  3



                            UNITED CASINO CORPORATION
                       AUTHORIZED STOCK: 50,000,000 SHARES
                            PAR VALUE:$.001 PER SHARE



THIS  CERTIFIES  THAT


IS  ;THE  RECORD  HOLDER  OF


                            United Casino Corporation
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

Dated:


                            United Casino Corporation
                                 Corporate Seal
                                      1996
                                     Nevada

______________________________                        __________________________
          Secretary                                        President

                                               Countersigned  &  Registered:
                                               Interstate  Transfer  Company
                                               56  West  400  South,  Suite  260
                                               Salt  Lake  City,  UT  841001

                                               By:_______________________
                                               Registrar-Authorized Signatures

                                 (Reverse side)

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, share be construed as though they were written out in full according to applicable laws or otherwise:

TEN COM   -as tenants in common             UNIF  GIFT  MIN ACT___Custodian_____
TEN  ENT  -as tenants by the entireties              (Cust)          (Minor)
JT  TEN   -as joint tenants with the right      under  Uniform  Gifts  to Minors
           of  survivorship  and  not  as                        Act____________
           tenants  in  common                                        (State)

          Additional abbreviations may also be used though not in the above list

For value received,                       hereby sell , assign and transfer unto

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
IDENTIFYING  NUMBER  OF  ASSIGNEE
_____________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ____________________________


          _________________________________________________________
          Notice THE SIGNATURE TO THIS ASSSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE FO THE CERTICATE
                     IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Exhibit #6 to Exhibit 10.1
         Restated Articles of Incorporation - See Exhibit 3.1 Main Body

Exhibit #7 to Exhibit 10.1
         Restated Bylaws - See Exhibit 3.2 Main Body

Exhibit #8 to Exhibit 10.1

                    UNITED CASINO CORPORATION ("THE COMPANY")
                      MINUTES OF SPECIAL DIRECTORS MEETING


A special meeting of the Directors of the Company was held at 10:00 AM on Nov. 3, 1999. All 3 of the Directors were present by telephone.

Norman Wright acted as Chairman of the Meeting and Ian Anderson as Secretary. Mr. Wright informed the meeting that additional financing was required by the Company for its proprietary developments on software for Internet web sites and marketing in connection therewith as well as other general obligations of the Company. Mr. Wright indicated that as a Nevada Corporation it could register common shares of the Company pursuant to Nevada Revised Statutes 90.490. After discussion and review of the Companies unaudited financial statements for the month ending Sept. 30, 1999 the following resolutions were unanimously adopted by the board by a vote of 3 for and zero against:

BE IT RESOLVED that the Company prepare an offering memorandum for review by the State of Nevada pursuant to NRS 90.490. The offering would be for a total of 2,000,000 issued and outstanding shares of the Companies stock at an offering price of $0.075 per share; and,

BE IT FURTHER RESOLVED that Mr. Joe Sebo be appointed as Placement Agent for the offering pursuant to state of Nevada requirements.

The officers of the Company were directed to take all necessary steps to expedite the offering in accordance with NRS 90.490 and exemption pursuant to 504D of the Federal Securities Act.

There being no further business to come before the meeting the meeting was adjourned.



                                                                  s/Ian Anderson
                                                                 ---------------
                                                                    Ian Anderson
                                                                       Secretary

                            United Casino Corporation

SECURITIES  ISSUED  WITHIN  PAST  TWO  YEARS

Stock  issued:
United  Casino  Corporation  Common  Stock  ($0.01  par  value)
All  stock  is  restricted  pursuant  to  Rule  144
All stock given in consideration is pre-reverse split stock, the reverse Split having taken place on November 2, 1999 at a ratio of 50 to 1.


To:  Jerry  Blythe,  per  Board  Resolution  for  consulting  services.
60,0000  Shares  on  August  7,  1998;  valued  at  $7,500.00


To: Malt Limited, per Board Resolution for Revenue Sharing Agreement. 30,000,000 Shares on June 20, 1999; valued at $30,000.00


To:  Binary  Magic  Inc.,  per  Board  Resolution  for  services.
1,000,000  Shares  on  June  24,  1999;  valued  at  $1,000.00


To: Business Engineering Ltd., per Board Resolution for services. 2,000,000 Shares on June 24, 1999; valued at $2,000.00


To: Chinatech Trading Inc., per Board Resolution for services. 1,000,000 Shares on June 24, 1999; valued at $1,000.000


To:  Gary  Tate  per  Board  Resolution  for  services.
250,000  Shares  on  June  24,  1999;  valued  at  $250.00


To:  Graham  Whitefield  per  Board  Resolution  for  services.
250,000  Shares  on  June  24,  1999;  Valued  at  $250.00

Exhibit #10 to Exhibit 10.1

                              Patrick M. Passenheim
                                 Attorney at Law
                          501 West Broadway, Suite 550
                              San Diego, CA, 92101
                                  619-544-0811

November  05,  1999

Board  of  Directors
United  Casino  Corporation
C/O  Donald  Stoecklein,  Esq.
1850  East  Flamingo  Road,  Suite  111
Las  Vegas,  NV  89119

Re:  Legality  of securities being registered Under Nevada Revised Statutes Art.
90.490 "Registration by Qualification," offering 2,000,000 shares of Common Stock of United Casino Corporation for Sale in Nevada to raise $150,000

To  the  Board  of  Directors:

     You have requested an opinion regarding the legality of issuing 2,000,000 shares of Common stock of United Casino Corporation, a Nevada corporation (the "Company"), Pursuant to Nevada Revised Statutes Art 90.490 (o) and whether such securities may be traded and or transferred in the public market without violation of the Securities Act of 1933, as amended (the "Act"). This letter shall address only the Company's proposed offering of common stock and does not make any comment or opinion regarding shares of the Company's preferred stock.

     This letter is governed by, and shall be interpreted in accordance with, the legal Opinion Accord of the American Bar Association Section of Business law
(1991).  The  law  covered  herein  is  limited to the Federal Law of the United
States  and  the  laws  of  the  State  of  Nevada.

                                FACTS AND HISTORY

     In rendering this opinion, I have considered and relied upon those facts set forth below. I have also considered such matters of law and of fact, and relied upon such certificates and other information furnished to me by the Board of Directors of the Company, as I have deemed appropriate as a basis to form the opinions set forth below.

November  5,  1999
PAGE  Two

     Based upon my review of the pertinent documents including the Company's recent "Information and Disclosure Statement" dated June 1, 1999, filed pursuant to rule 15c2-11(a) of the 1935 Exchange Act and information provided to me by the Board of Directors, the following facts are set forth:

1. Based upon the corporate records including representations and information provided by the Board of Directors, the Company presently has an authorized capitalization of 50,000,000 shares of common stock, par value One Tenth of a Cent ($.001) per share, and 20,000,000 shares of preferred stock, par value One Tenth of a Cent ($.001) per share.

2 On October 25, 1999 the directors and shareholders approved the proposal whereby the issued and outstanding shares of the Corporation's Common Stock, par value $.001 per share, being 49,853,285 shares to be reverse split on the basis of (1) one new share of common stock for each (50) fifty shares of outstanding Common stock.

3. On November 2, 1999 pursuant to Nevada Revised Statutes Art. 78.207 a certificate was filed with the Nevada Secretary of State placing into effect the reverse split of common stock.

4. As of November 2, 1999 a total of 997,066 shares of the $.001 par value Common stock bearing a new CUSIP number is issued and outstanding.

5     The  Company  intends  to  register an offering of 2,000,000 shares of the
Common Stock of United Casino Corporation for sale in State of Nevada in order to raise $150,000 in cash (Gross Proceeds).

6. The Company was incorporated under the laws of the State of Nevada on January 28, 1952.

                          CORPORATE STATUS AND CAPACITY

     upon my review of certain corporate documents, it is my opinion that the Company is validly organized and presently listing in good standing under the laws of the State of Nevada with a validly constituted Board of Directors. The Board of Directors has the capacity and authority to enter into contracts on behalf of and binding upon the Company for any lawful purpose.

November  5,  1999
PAGE  three

                                     THE LAW

     Section 5 of the Securities Act of 1933 (the "Act") prohibits the sale of any security "unless a Registration Statement is in effect."

     Section 4 of the Act provides several transactional exemptions to the registration requirements of Section 5, as do certain rules and regulations promulgated under the Act. Section 4(1) of the Act exempts from registration those transactions not involving an issuer, underwriter of dealer. The burden of proof is upon those claiming the exemption to show they are not an issuer, underwriter, or dealer. Section 4(2) of the Act exempts from registration transactions by an issuer not involving any "public offering."

     Section 2(4) of the Act defines "issuer" as including "every person who issues or proposes to issue any security." An issuer is subject to the registration requirements of the Act whenever it makes an "original distribution" of its securities to the public.

     Section 2(11) of the Act defines "underwriter" as including "every person who has purchased from an issuer with a view to, or offers or sells for an issuer in connections with the distribution of any security." An underwriter is therefore any person who either purchases securities from an issuer with the intent toward distribution or a person who actually sells securities for an issuer in connection with the issuer's public distribution.

     Rule 144 promulgated under the act provides guidelines for the sale of securities by an Affiliate or controlling Person of the issuer or the sale of "restricted securities" by any person.

     Rule 405 and 501 of the Act defines an "affiliate" of, or person "affiliated with, a specified person as a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     Regulation "D" Reg. Art. 230 promulgated under the Act provides "Rules Governing the Limited Offering and Sale of Securities without Registration under the [Act]."

     Rule 504 promulgated under Regulation D Reg. Art. 230.504 of the Act provides an "Exemption for Limited Offerings and Sales of securities not exceeding $1,000,000,000."

November  5,  1999
PAGE  Four

                            ANALYSIS OF THE OFFERING

     The Company intends to offer 2,000,000 shares of post-reverse split Common stock of United Casino Corporation. The Company is seeking to raise $150,000 in cash to fund continuing operations and product development. The securities are being registered in the State of Nevada under Nevada Revised Statute, hereinafter "NRS," Art. 90.490 "Registration by Qualification." Upon approval of the registration the Company intends to sell the securities within the State of Nevada.

     It is the opinion of Counsel that upon approval of the registration, the requirements of NRS Art. 90.460 "Registration Required" will have been complied with, subject to the provisions of NRS Art. 90.500. The Securities can then be in compliance with the State law of Nevada.

     Regarding the requirements of Federal law as related to the proposed issuance of Securities, Section 5 of the Securities Act of 1933 (the "Act") prohibits the sale of any security "unless a Registration statement is in effect."

     It is my opinion that this offering is exempt from the filing requirements of Section 5 of the Act to the extent that it qualifies under Regulation "D" of the Act. Specifically, it is my opinion that the offering qualifies under Reg. Art. 230.504 "rule 504."

     The Company does not fall within one of the categories listed under rule 504 (a) and is in compliance with the conditions set forth in subsection (b).

     I have reviewed the requirements for registration under NRS Art. 90.490. I believe that registration under this section is of sufficient scope to satisfy the "Public Filing" and "Substantive Disclosure" Requirements of rule 504)b)(i). NRS Art. 90.500 (ll) requires delivery of disclosure document in a manner satisfying the remaining requirements of rule 504(b)(i).

     Since the offering satisfies the conditions of rule 504(b)(i) it is exempt from the manner of offering and resale limitations in paragraph (c) and (d) of rule 502.

     However, any sales to "Affiliates" would be subject to the restrictions of rule 144 of the Act.

     With regard to Rule 502(a), no other offerings have been made within the past year under regulation "D" or in any manner which would be considered "integrated" for the purposes of rule 504 exemption from Federal registration.

November  5,  1999
PAGE  five

     In reviewing interpretive release 33-6455 published by the Securities and Exchange Commission, I feel it is important to note that I have received no information that would lead me to believe that this offering is in conflict with Preliminary Note one or six of regulation "D."

     Based on the above analysis the proposed offering would be in compliance with both state and federal regulations regarding issuance of securities.

                              SCOPE OF THE OPINION

     This opinion is expressly based upon the facts stated herein as they exist as of the date hereof and does not take into consideration any event that may occur subsequently.

     Opinion letters of Counsel are not binding upon the Commission, nor the courts, and to the extent that person relying upon this letter may acknowledge of facts or circumstances which are contrary to those upon which this opinion is based, then the opinion would not be applicable.

     the various statutory provisions and interpretations there under by administrative authorities in courts having jurisdiction over such matters on which the foregoing opinion is based, are necessarily subject to change from time to time. The opinions and conclusions expressed herein are based in part upon the facts as previously stated which have been provided to me by the Company.

     No opinion is expressed with respect to any federal or state law not expressly referenced herein. In particular, and without limiting the generality of the foregoing, no opinion is given with respect to any secondary trading exemption under the laws of any individual state.

     No opinion is expressed with respect to any federal or state statute or regulation which a broker-dealer trading the Shares, must comply with.

Sincerely,

s/Patrick  M.  Passenheim

Patrick  M.  Passenheim
Attorney  at  Law

Exhibit # 11 to Exhibit 10.1

                            REVENUE SHARING AGREEMENT

This Agreement is entered into this 20th day of June 1999 ("The Effective Date") by and between United Casino Corporation, a Nevada Corporation ("UCC") and Malt Limited, a Cook Islands International Company ("ML") pursuant to the following recitals.

Whereas ML has a 48% Net Revenue share in an E-Commerce site on the Internet to be developed in the Cook Islands ("The Site") (see attachment A hereto), and Whereas ML is desirous of entering into an agreement entitling UCC to one-half of ML's Net Revenue share in the site to UCC (24% Net Revenue of the Site to UCC), and Whereas UCC is desirous of providing certain consulting services and certain other consideration for this 24% Net Revenue interest, and Whereas ML will use its reasonable efforts to assist UCC in obtaining consulting service contracts and software sales for UCC on Internet projects.

Now therefore in consideration for the sum of U.S. $10.00 and the mutual promises and covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged UCC and ML agree as follows.

1) During the term of this agreement ML shall pay quarterly, in arrears, on a timely basis, to UCC an amount equal to twenty four percent (24%) of the prior quarters "Quarterly Net Cash Flow" of the Site, as such is defined in attachment A hereto

2) UCC shall not interfere in any manner with the operation and management of the Site and shall have no responsibilities or liabilities for the Site management and operations.

3) UCC shall provide certain technical support services to ML for the Site and shall issue 30,000,000 (thirty million) restricted shares (pursuant to Rule
144) of the common authorized and unissued common shares of UCC ($0.001 par value) ("The Shares") to ML on the Effective Date of this Agreement.

4) ML will use all reasonable efforts to assist UCC in obtaining consulting service contracts and software sales for UCC on Internet projects at no cost to UCC on terms and conditions as agreed to by UCC.

5) The term of this Agreement shall be for ten years from the Effective Date hereof unless terminated earlier by an uncured material default under this Agreement unless such default is waived by the non-breaching party. The breaching party shall have 20 days to cure a default after notice of same per notice provisions of this Agreement.

                                       99+

6) In the event of a material default or anticipatory default by ML in its Net Revenue Sharing Agreement for the Site, (attachment A hereto) ML shall immediately (in time for UCC to cure such default should ML be unable or unwilling to do so) inform UCC per the notice provisions of the Agreement. At it's sole discretion UCC shall have the ability to cure the default if ML is unable or unwilling to do so and thereby step into ML's position on the ML Net Revenue Sharing Agreement for the Site (attachment A hereto).

7) This Agreement shall apply to the Successors and Assigns of the Parties hereto. UCC covenants and warrants that as of the effective date hereof no officer, director, shareholder, or affiliate of UCC is an officer, director, shareholder or affiliate of ML and ML covenants and warrants that as of the effective date hereof no officer, director, shareholder or affiliate of ML is an officer, director, shareholder or affiliate of UCC.

8) This Agreement shall be governed by the laws of the Cook Islands and the parties agree that the High Court of the Cook Islands has an exclusive jurisdiction in relation to any matters arising under it or touching its interpretation or enforcement.

9) If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction the legality, validity and enforceability of such provision under law of any other jurisdiction and or the remaining provisions of this Agreement shall not be affected or impaired thereby and any provision which may prove to be or become so invalid, illegal or unenforceable in whole or part shall so far as reasonably possible be implemental according to the spirit and purpose of this Agreement to the extent that such implementation is not illegal, invalid or unenforceable.

10) This Agreement hereto contains the entire Agreement and understanding between the parties with respect to its subject matter, supercedes all previous agreements and undertaking between the parties, and may not be modified except by written agreement signed by each of the parties.

11) At the request of the other party a party must, at its own expense, execute the documents and do everything reasonably necessary to give effect to this Agreement and the transactions contemplated by it.

12) This agreement may be executed in any number of counterparts. Once a counterpart has been executed by each party each counterpart shall be deemed to be as valid and binding as if it had been executed by all parties.

13) The parties may execute a counterpart copy of this Agreement by photocopying a facsimile of this Agreement and executing the photocopy. The transmission by facsimile of each part of a signed counterpart copy of this Agreement to the other parties shall be deemed proof of signature of the original and the signed facsimile so transmitted shall be deemed an original for the purposes of this Agreement.

14) Any notices sent by either Party pursuant to this Agreement will be sent by facsimile or other electronic means followed by courier or air cargo addressed as follows:

    Malt  Ltd.                              United  Casino  Corp.
    C/o  Clarkes  P.C.                      17612  Jordan  Ave.
    Avarua,  Rarotonga                      Irvine,  CA  92612
    Cook Islands  -  Attn:  B J Gibson      United  States  -  Attn: I. Anderson




Agreed to as of the                        Agreed  to  as  of  the
Effective Date hereof:                     Effective  Date  hereof:



Malt  Limited                              United  Casino  Corporation


By:   s/BJ Gibson, Directserv Limited      By I. Anderson, Vice President
                   as director by its
                   duly authorized nominee
                   (Bret John Gibson)
   Malt Limited
     The
    Common
     Seal
      of


witnessed  by:                             Witnessed  by:  s/R.Haley

Exhibit #11 to Exhibit 10.1 Support Agreement

                            REVENUE SHARING AGREEMENT

This  Agreement is entered into this 18 day of June, 1999 ("The Effective Date")

BETWEEN CSP Limited, a company duly incorporated in the Cook Islands pursuant to the International Companies Act 1981-82 (hereinafter referred to as "CSP").

                                       AND

Malt Limited, a company duly incorporated in the Cook Islands pursuant to the International Companies Act 1981-82 (hereinafter referred to as "ML").

RECITALS

A) Whereas CSP has the necessary infrastructure to develop an Internet e-commerce site in the Cook Islands and

B) Whereas CSP requires certain technical assistance and loans to develop the site. And

C) Whereas ML believes it has or can obtain through third parties the required technical assistance and loans. And

D) Whereas CSP and ML desire to enter into this Agreement pursuant to the terms and conditions contained herein.


Now therefore for the sum of $10 and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by the parties to this Agreement, the parties agree as follows.

1)     SERVICES

     During the Term of this Agreement, ML shall provide technical support services to CSP in connection with the design, development, and installation and implements of the Site. All management and operations of the Site shall be the sole responsibility of CSP.

2)     LOANS

     ML shall provide through itself or others loans to CSP for the site not to exceed a total of Two Hundred and Fifty Thousand Dollars or $50,000 in any calendar month (The "Loans") The Loans shall bear interest at the rate of 8% (eight percent) per annum and shall be repaid together with all interest due thereon from 75% of the Pre-Loan Net Cash Flow from the Site (Pre-Loan Net Cash Flow from the site to be calculated as defined in paragraph 3 of the Agreement without deduction of interest and principal on the Loans).

3)     PAYMENTS

     During the term of this Agreement, CSP shall pay quarterly in arrears on a timely basis to ML an amount equal to forty eight percent (48%) of the prior quarters "Quarterly Net Cash Flow". Quarterly Net Cash Flow of the Site is defined as quarterly gross receipts (all revenues of any kind resulting from operations of the Site) less: i) All quarterly operating expenses of the Site (all expenditures necessary or proper for the maintenance, operation and repair of the Site, including, without intending any limitation, costs of goods, services, prizes, employee wages, taxes relating to employee wages, advertising, promotion, auto and travel expense bad debt expense, office expense, printing, supplies, utilities, rent, insurance, maintenance, consulting expenses, legal services, costs of regulation, accounting, depreciation of machinery and equipment, miscellaneous and other expenses); ii) Interest payments on, and repayment of, the Loans; iii) Amounts held by CSP for future anticipated prizes to be awarded from the site.

            REVENUE SHARING AGREEMENT - EFFECTIVE DATE JUNE 18, 1999

     If the Quarterly Net Cash Flow is a loss in any Quarter, such loss shall be carried forward to successive quarters and included as a deduction in the calculation of that quarters quarterly Net Cash flow.

4)     TERM

     The term of this Agreement shall be for a period of ten years from the Effective Date of this Agreement unless terminated earlier due to an uncured material default under this Agreement unless such default is waved by the non-breaching party. The breaching party shall have 20 days to cure a material default after notice of such default unless such default is waived by the non-breaching party.

5)     SUCCESSORS

     This Agreement shall apply to the Successors and Assigns of the Parties Hereto.

6)     GOVERNING  LAW

     This Agreement shall be governed by the laws of the Cook Islands and the parties agree that the High Court of the Cook Islands has an exclusive jurisdiction in relation to any matters arising under it or touching its interpretation or enforcement.

7)     SEVERABILITY

     If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction the legality, validity and enforceability of such provision under law of any other jurisdiction and or the remaining provisions of this Agreement shall not be affected or impaired thereby and any provision which may prove to be or become so invalid, illegal or unenforceable in whole or part shall so far as reasonably possible be implemental according to the spirit and purpose of this Agreement to the extent that such implementation is not illegal, invalid or unenforceable.

8)     ENTIRE  AGREEMENT

     This Agreement hereto contains the entire Agreement and understanding between the parties with respect to its subject matter, supercedes all previous agreements and undertaking between the parties, and may not be modified except by written agreement signed by each of the parties.

9)     FURTHER  ASSURANCES

     At the request of the other party a party must, at its own expense, execute the documents and do everything reasonably necessary to give effect to this Agreement and the transactions contemplated by it.

10)     COUNTERPARTS

     This agreement may be executed in any number of counterparts. Once a counterpart has been executed by each party each counterpart shall be deemed to be as valid and binding as if it had been executed by all parties.

11)     FACSIMILE  EXECUTION

     The parties may execute a counterpart copy of this Agreement by photocopying a facsimile of this Agreement and executing the photocopy. The transmission by facsimile of each part of a signed counterpart copy of this Agreement to the other parties shall be deemed proof of signature of the original and the signed facsimile so transmitted shall be deemed an original for the purposes of this Agreement.

12)     NOTICES
     Notices sent by either Party pursuant to this Agreement will be sent by facsimile or other electronic means followed by courier or air cargo addressed as follows:


Malt Ltd.                      Malt Limited    CSP Ltd.              CSP Limited
C/o Clarkes P.C.                   The         PO Box 59                 the
Avarua, Rarotonga              Common Seal     Avarua, Rarotonga     Common Seal
Cook Islands - Attn: B J Gibson     of         Cook Islands              of
Agreed to as of the                            Agreed to as of the
  effective date of:                             effective date of:

MALT Ltd.                                      CSP Ltd.
By:  s/Directserv Limited as director          By:s/On behalf of directcorp Ltd.
              by its duly authorized                      by RSummers
              Nominee (Bret John Gibson)            Authorised signatory

                                                                               2

Exhibit #12 to Exhibit 10.1
        Documentation evidencing completion of reverse stock split

             FILED
    IN  THE  OFFICE  OF  THE
  SECRETARY  OF  STATE  OF  THE
       STATE  OF  NEVADA
         NOV  02  1999
          NO.  039-52
         S/DEAN  HELLER
DEAN  HELLER,  SECRETARY  OF  STATE


          CERTIFICATE PURSUANT TO SECTION 78.207 OF ATEH NEVADA REVISED
                     STATUTES FOR UNITED CASINO CORPORATION

Pursuant to the provision of section 78.207 of Nevada Revised Statutes the following certificate is hereby submitted by United Casino Corporation a Nevada Corporation (the "Corporation").

(1) On the 25th of October, 1999, the directors and shareholders of the Corporation approved the proposal whereby
     (i) The Company's authorized capital of 50,000,000 shares of common stock par value $0.0001 per share and 20,000,000 shares of preferred stock, par value 40.001 per share will remain unchanged.
     (ii)The issued and outstanding shares of the Corporation's common stock par value $0.001 per share, being 49,853,285 shares to be reverse split on the basis of (1) one new share of common stock for each (50) fifty shares of outstanding common stock.

(2) The Corporation has requested a new CUSIP number for its common stock to reflect the reverse split.

(3) Therefore effective on the date of filing of this certificate with the Nevada secretary of State the 49,853,285 shares of the Corporation's common stock currently issued and outstanding shall be reverse split on a one (1) share for fifty (50) share basis resulting in a total of 997,066 shares of the $0.001 par value common stock bearing the new CUSIP number to be issued and outstanding.

Dated  the  25th  day  of  October,  1999
United  Casino  Corporation\

By:  N.  Wright
     ----------
     Its  President


By:  Ian  Anderson
     -------------
     Its  Secretary